Exhibit 4.5



               Security Trust Deed - SMHL Global Fund No. 9

               Perpetual Limited
               ABN 86 000 431 827

               ME Portfolio Management Limited
               ABN 79 005 964 134

               Perpetual Trustee Company Limited
               ABN 42 000 001 007

               and

               The Bank of New York



               Freehils
               --------

               MLC Centre Martin Place Sydney New South Wales 2000 Australia Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
               www.freehills.com  DX 361 Sydney


               SYDNEY MELBOURNE PERTH BRISBANE SINGAPORE
               Correspondent Offices HANOI HO CHI MINH CITY JAKARTA KUALA LUMPUR


               Reference LGR:OMT:36G




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                                   Security Trust Deed - SMHL Global Fund No. 9


Table of contents
Clause                                                                  Page


1        Definitions and Interpretation                                   1


         1.1      Definitions                                             1
         1.2      Definitions from other documents                        9
         1.3      Interpretation                                          9
         1.4      Benefit of Covenants Hereunder                         10
         1.5      Transaction Document                                   11
         1.6      Knowledge of Issuing Trustee                           11
         1.7      Knowledge of the Security Trustee                      11
         1.8      Knowledge of the Note Trustee                          11

2        Acceptance of Trust                                             11

         2.1      Appointment of Security Trustee                        11
         2.2      Duration of Trust                                      11
         2.3      Benefit of trusts                                      11
         2.4      Terms of Notes                                         12
         2.5      Interested Persons bound                               12
         2.6      Resolution of conflicts                                12

3        Note Trustee                                                    12

         3.1      Capacity                                               12
         3.2      Exercise of rights                                     13
         3.3      Instructions or directions                             13
         3.4      Payments                                               13
         3.5      Notices                                                13
         3.6      Limitation of liability of Note Trustee                13

4        Charge                                                          14

         4.1      Charge                                                 14
         4.2      Priority                                               14
         4.3      Nature of Charge                                       14
         4.4      Crystallisation                                        14
         4.5      De-crystallisation                                     15
         4.6      Prospective liability                                  16
         4.7      Amount ultimately recoverable                          16

5        Representations and Warranties                                  16

         5.1      By the Issuing Trustee                                 16
         5.2      By the Manager                                         17
         5.3      Survival of Representations and Warranties             18

6        Issuing Trustee's and Manager's Covenants                       18

         6.1      Covenants                                              18
         6.2      Negative Covenants                                     19
         6.3      Fixed Rate Mortgages                                   20

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                                   Security Trust Deed - SMHL Global Fund No. 9



         6.4      Dealing in Accordance with Transaction Documents      21
         6.5      Notify Events of Default                              21

7        Events of Default                                              21

         7.1      Events of Default                                     21
         7.2      Rights of the Security Trustee upon Event of Default  22
         7.3      Notify Events of Default                              23

8        Enforcement                                                    23

         8.1      Power to Deal with the Charged Property Ceases        23
         8.2      Protection of Charged Property                        23
         8.3      Power to Enforce                                      23
         8.4      No Obligation to Enforce                              24
         8.5      Obligation to Convene Meeting                         24
         8.6      Security Trustee to Act in Accordance with
                  Directions                                            24
         8.7      Security Trustee Must Receive Indemnity               25
         8.8      Limitation on Rights of Secured Creditors             25
         8.9      Immaterial waivers                                    26
         8.10     Acts pursuant to resolutions                          26
         8.11     Overriding provision                                  26

9        Receiver                                                       27

         9.1      Appointment of Receiver                               27
         9.2      Agency of Receiver                                    27
         9.3      Powers of Receiver                                    27
         9.4      Nature of Receiver's Powers                           29
         9.5      Status of Receiver after commencement of winding-up   29
         9.6      Powers exercisable by the Security Trustee            30
         9.7      Notice of exercise of rights                          30
         9.8      Termination of receivership and possession            30

10       Security Trustee's Powers                                      30

         10.1     Act jointly                                           30
         10.2     Appointment of Attorney                               31
         10.3     Purposes of appointment                               31
         10.4     Delegation and substitution                           31
         10.5     Security Trustee may make good default                31

11       Protection of Persons Dealing with Security Trustee
         or Receiver                                                    32

         11.1     No Enquiry                                            32
         11.2     Receipts                                              32

12       Application of Moneys                                          32

         12.1     Priority of Payments                                  32
         12.2     Moneys Received                                       34
         12.3     Satisfaction of debts                                 34
         12.4     Investment of Funds                                   34
         12.5     Powers to Invest                                      35
         12.6     Limit of Security Trustee's Liability                 35
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                                   Security Trust Deed - SMHL Global Fund No. 9

         12.7     Amounts contingently due                              35
         12.8     Notice of a subsequent Encumbrance                    35
         12.9     Payments into Euro Account                            36
         12.10    Payments out of Euro Account                          36
         12.11    Payments into US$ Account                             36
         12.12    Payments out of US$ Account                           37
         12.13    Excluded amounts                                      37
         12.14    Proportionate Sharing                                 37
         12.15    Currency Indemnity                                    38
         12.16    Currency conversion                                   38

13       Remuneration and Indemnification of Security Trustee           40

         13.1     Fee                                                   40
         13.2     Cessation of Fee                                      40
         13.3     Expenses                                              40
         13.4     Costs                                                 41
         13.5     Indemnity                                             41
         13.6     Non-Discharge                                         41

14       Supplemental Security Trustee Provisions                       41

         14.1     Additional Powers, Protections, etc.                  41
         14.2     Security Trustee Not Precluded From Entering
                  into Contracts                                        43
         14.3     Duties of the Security Trustee                        44
         14.4     Security Trustee Liable for Negligence etc.           44
         14.5     Reliance on Experts                                   44
         14.6     Information                                           44

15       Retirement and Removal of Security Trustee                     45

         15.1     Retirement                                            45
         15.2     Removal                                               45
         15.3     Appointment                                           46
         15.4     Retirement or Removal Effective                       46
         15.5     Vesting of Property in Security Trustee               46
         15.6     Retention of Lien                                     46

16       Meetings of Secured Creditors                                  47

         16.1     Meetings Regulated by the Schedule                    47
         16.2     Limitation on Security Trustee's Powers               47
         16.3     Security Trustee rights                               47

17       Continuing Security and Releases                               48

         17.1     Liability Preserved                                   48
         17.2     Issuing Trustee's Liability Not Affected              48
         17.3     Waiver by Issuing Trustee                             48
         17.4     No Notice or Enforcement                              49
         17.5     No Liability for Loss                                 49
         17.6     No Liability to Account                               49
         17.7     Indemnity Regarding Exercise of Powers                49
         17.8     No Conflict                                           49
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                                   Security Trust Deed - SMHL Global Fund No. 9

         17.9     Contract Involving Conflict of Duty                   50
         17.10    Benefit for Receiver etc.                             50

18       Assurance                                                      50

         18.1     Further Assurance                                     50
         18.2     Postponement or Waiver of Encumbrances                50

19       Payments                                                       51

         19.1     Moneys Repayable as Agreed or on Demand               51
         19.2     No Set-Off or Deduction                               51

20       Discharge of the Charge                                        51

         20.1     Release                                               51
         20.2     Contingent Liabilities                                51
         20.3     Charge Reinstated                                     52

21       Amendment                                                      52

         21.1     Amendment by Security Trustee                         52
         21.2     Amendment with Consent                                53
         21.3     Distribution of Amendments                            53

22       Expenses, Stamp Duties and Registration                        53

         22.1     Expenses                                              53
         22.2     Stamp Duties                                          53
         22.3     Registration                                          54
         22.4     Goods and services tax in relation to the
                  Security Trustee                                      54
         22.5     Indemnity                                             55

23       Governing Law and Jurisdiction                                 55

         23.1     Governing Law                                         55
         23.2     Jurisdiction                                          55

24       Notices                                                        56

         24.1     Service of Notices                                    56
         24.2     Addresses                                             56

25       Miscellaneous                                                  57

         25.1     Assignments                                           57
         25.2     Certificate of Security Trustee                       57
         25.3     Continuing Obligation                                 57
         25.4     Settlement Conditional                                58
         25.5     No Merger                                             58
         25.6     Interest on Judgment                                  58
         25.7     No Postponement                                       58
         25.8     Severability of Provisions                            58
         25.9     Remedies Cumulative                                   58
         25.10    Waiver                                                58
         25.11    Consents and Approvals                                59

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                                   Security Trust Deed - SMHL Global Fund No. 9


         25.12    Written Waiver, Consent and Approval                  59
         25.13    Time of Essence                                       59
         25.14    Moratorium Legislation                                59
         25.15    Debit Accounts                                        59
         25.16    Binding on Each Signatory                             60
         25.17    Counterparts                                          60
         25.18    Certificate of amount of Secured Moneys etc           60
         25.19    Attorneys                                             60
         25.20    Know Your Customer                                    60
         25.21    Compliance with Regulation AB                         60
         25.22    Direction of claims by the Manager                    66
         25.23    Direction of defence of claims                        67

26       Trustees' liability                                            68

         26.1     Limitation on Issuing Trustee's liability             68
         26.2     Limitation on Security Trustee's liability            69
         26.3     Rights against Charged Property Preserved             69
         26.4     Waiver of Personal Liability                          69
         26.5     Restricted remedies                                   70
         26.6     Wilful Default of the Issuing Trustee                 70
         26.7     Wilful default of the Security Trustee                71
         26.8     Wilful default of the Note Trustee                    71

27       Privacy                                                        72


Schedule 1 - Meetings Procedures                                        74

Schedule 2 - Servicing Criteria to be addressed in assessment of
             compliance                                                 83

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                                   Security Trust Deed - SMHL Global Fund No. 9

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This Security Trust Deed

                  is made on 17 August 2006 between the following parties:

                  1.      Perpetual Limited ABN 86 000 431 827
                          of Level 12, 123 Pitt Street, Sydney, New South Wales in its capacity as trustee of the Securitisation Fund (Issuing Trustee)

                  2. ME Portfolio Management Limited ABN 79 005 964 134 of Level 23, 360 Collins Street, Melbourne, Victoria (Manager)

                  3. Perpetual Trustee Company Limited ABN 42 000 001 007 of Level 12, 123 Pitt Street, Sydney, New South Wales (Security Trustee)

                  4.      The Bank of New York
                          of 101 Barclay Street,
                          Floor 21 West, New York, New York, United States of America
                          (Note Trustee)

                  Recitals

                  A. The Issuing Trustee is the trustee, and the Manager is the manager, of the Securitisation Fund.

                  B. Under the terms of the Master Trust Deed, the Issuing Trustee is authorised to enter into this Deed to charge the assets of the Securitisation Fund to secure payment of the Secured Moneys and the due and punctual performance of its obligations under the Secured Documents to the Secured Creditors.

                  C. The Security Trustee has agreed to act as trustee for the benefit of the Secured Creditors on the terms and conditions and with the powers and authorities contained in this Deed.

This deed witnesses

                  that in consideration of, among other things, the mutual promises contained in this Deed, the parties agree:

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1        Definitions and Interpretation

         1.1      Definitions

                  In this Deed unless the context indicates a contrary intention:

                  Attorney means an attorney appointed under this Deed.

                  Charge means the charge created by this Deed.

                  Charged Property means:

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                                   Security Trust Deed - SMHL Global Fund No. 9


                  (a) all of the present and future property, rights, entitlements, benefits and money from time to time forming part of the Securitisation Fund pursuant to the terms of the Master Trust Deed, including, but not limited to, the property, rights, entitlements and benefits of the Issuing Trustee as trustee of the Securitisation Fund in the Fund Property, but excluding any property, rights, entitlements, benefits and money located or taken for the purposes of any legislation of a State or Territory of Australia with respect to stamp duties to be located in a State or Territory other than New South Wales, the Australian Capital Territory or the Northern Territory;

                  (b) all property, rights, entitlements, benefits and money of the Issuing Trustee as trustee of the Securitisation Fund acquired after the date of this deed, including, but not limited to, property, rights, entitlements and benefits of the Issuing Trustee as trustee of the Securitisation Fund in the Fund Property, but excluding:

                       (1)  the Future Property; and

                       (2) all property, rights, entitlements, benefits and money which form part of the Charged Property under paragraph (a) above; and

                  (c) all Future Property of the Chargor as at 12 noon on the last day of the Relevant Period.

                  Charge Release Date means, subject to clause 20.3, the date the Security Trustee discharges the Charge and this Deed pursuant to clause 20.1.

                  Commission has the meaning given to it in the Notes Supplementary Bond Terms Notice.

                  Currency Swap means each:

                  (a)  Euro Currency Swap; and

                  (b)  US Currency Swap.

                  Currency Swap Provider means each:

                  (a)  Euro Currency Swap Provider; and

                  (b)  US Currency Swap Provider.

                  Encumbrance means an interest or power:

                  (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

                  (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

                  by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above.

                  Enhancement means each Enhancement (as defined in the Master Trust Deed) entered into by the Issuing Trustee, except for any Mortgage Insurance Policy.

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                                   Security Trust Deed - SMHL Global Fund No. 9


                  Enhancement Provider means, in relation to an Enhancement, the person who has entered into or agreed to make that Enhancement available to the Issuing Trustee.

                  Euro Currency Swap has the same meaning as in the Notes Supplementary Bond Terms Notice.

                  Euro Currency Swap Provider has the same meaning as in the Notes Supplementary Bond Terms Notice.

                  Event of Crystallisation means an event upon which the Charge crystallises pursuant to clause 4.4.

                  Event of Default means each of the events set out or referred to in this Deed as an Event of Default.

                  Extraordinary Resolution in relation to the Voting Secured Creditors means:

                  (a) a resolution passed at a meeting of the Voting Secured Creditors duly convened and held in accordance with the provisions contained in this Deed by a majority consisting of not less than 75% of the votes cast thereat; or

                  (b) a resolution in writing pursuant to clause 15 of the Schedule signed by all the Voting Secured Creditors.

                  Financial Indebtedness means moneys borrowed or raised (including rentals under financial leases) and interest thereon; any liability under any bill of exchange, debenture, note or other security or under any acceptance credit facility; any liability in respect of the acquisition cost of assets or services to the extent payable after the time of acquisition or possession thereof; any guarantee, indemnity or other assurance against financial loss in respect of any moneys borrowed or raised, interest or liabilities; and any other arrangement which achieves in substance the same or equivalent effect as any of the foregoing.

                  Fund Property means:

                  (a)  all Loans, Mortgages and Related Securities;

                  (b)  all Interest Hedges;

                  (c)  all Enhancements;

                  (d)  all bank accounts;

                  (e)  all other Authorised Investments;

                  (f) all computer software and models, accounting records, financial statements, vouchers and other similar documents relating in any way to the Securitisation Fund;

                  (g)  all Redraw Funding Facilities;

                  (h)  all Top-Up Funding Facilities;

                  (i)  all Payment Funding Facilities; and

                  (j)  all Title Documents.

                  Future Property means land in Western Australia, other than a security interest, acquired within 12 months after the date of this deed.

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  The terms "land" and "security interest" referred to in the definition of Future Property have the same meanings as in
                  Section 87 of the Western Australian Stamp Act 1921.

                  GST has the same meaning as in the A New Tax System (Goods and Services) Act 1999.

                  Insolvency Event means in respect of a person (and, in the case of the Issuing Trustee, excluding in its personal capacity):

                  (a) an application or order is made for the bankruptcy, winding up or dissolution of the person other than a frivolous or vexatious application or an application which is not stayed within 21 days;

                  (b) a resolution is passed, or steps are taken to pass a resolution, for the winding up or dissolution of the person, otherwise than for the purpose of an amalgamation or reconstruction while solvent on terms previously approved by the Security Trustee;

                  (c) the person is otherwise wound up or dissolved or made bankrupt;

                  (d) a liquidator, provisional liquidator, official manager, administrator, receiver, receiver and manager, trustee in bankruptcy or any similar official is appointed to the person or any of the assets of the person, but in the case of a receiver or receiver and manager only, in respect of the assets of the Fund, or any steps are taken for any such appointment and such appointment is not revoked within 21 days;

                  (e)  the person suspends payment of its debts generally;

                  (f) the person is, or becomes unable to pay its debts when they are due or is, or becomes, unable to pay its debts within the meaning of the Corporations Act;

                  (g) the person enters into, or resolves to enter into, any arrangement, composition or compromise with, or assignment for the benefit of, its creditors or any class of them;

                  (h) the person ceases or threatens to cease, to carry on business;

                  (i) a notice under section 601AB(3) of the Corporations Act is given to, or in respect of, the person;

                  (j) the person is, or becomes, or under the Corporations Act is presumed to be, insolvent;

                  (k) the person takes any steps to obtain, or is granted protection from its creditors or any class of them, under applicable legislation;

                  (l) anything analogous or having substantially similar effect, to any of the above occurs under or in respect of any existing or future law.

                  Interested Person means a collective reference to the Issuing Trustee, the Bondholders, the Beneficiaries of the Securitisation Fund, the Manager and all persons claiming through them and "Interested Person" means a several reference to all Interested Persons.

                  Liquidity Noteholder means a Bondholder (as defined in the Master Trust Deed) of an SMHL Global No. 9 Liquidity Note.

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                                   Security Trust Deed - SMHL Global Fund No. 9


                  Master Trust Deed means the Master Trust Deed for the Superannuation Members' Home Loans Trusts, dated 4 July 1994 made between the Manager (as manager) and the Issuing Trustee (as trustee), as amended and restated from time to time.

                  Mortgage Documents means all original Mortgages, Loan agreements, Related Securities and documents amending or varying the foregoing and all certificates of title to Land affected by any Mortgage and all searches, certificates, results of statutory enquiries, answers to requisitions on title, opinions, correspondence, accounts and other supporting materials provided to or held by the Issuing Trustee or any agent or servant thereof in relation to every Mortgage, Loan agreement or Related Security.

                  Noteholder Secured Creditor means together:

                  (a) the Note Trustee on behalf of the Class A Offered Noteholders save that where the Note Trustee has become bound to take steps and/or proceed under this Deed and fails to do so within a reasonable period of time and such failure is continuing, the Class A Offered Noteholders and then only to the extent permitted by Australian law;

                  (b)  each Class A3 Noteholder; and

                  (c)  each Class B Noteholder.

                  Notes means Class A Notes, Class B Notes and Liquidity
                  Notes.

                  Notes Supplementary Bond Terms Notice means the Supplementary Bond Terms Notice dated on or about the date of this Deed in respect of the Securitisation Fund and providing the terms of issue of Class A Notes and Class B Notes and executed by, among others, the Issuing Trustee, the Manager and the Security Trustee.

                  Outstanding Principal Balance has the same meaning as in the Notes Supplementary Bond Terms Notice.

                  Payment Funding Facility means any facility provided to the Issuing Trustee to enable the Issuing Trustee to support or fund payments required or to be made by the Issuing Trustee in respect of any Enhancement or Hedge or as otherwise provided in that facility.

                  Payment Funding Facility Provider means, in relation to a Payment Funding Facility, the person who has entered into or agreed to make that Payment Funding Facility available to the Issuing Trustee.

                  Power means any right, power, authority, discretion or remedy conferred on the Security Trustee, Receiver or Attorney by any Secured Document or any applicable law.

                  Prior Interest means the lien over, and right of indemnification from, the Charged Property held by the Issuing Trustee under, and calculated in accordance with, the Master Trust Deed for paid but not reimbursed, or for unpaid, Expenses (other than the Secured Moneys) in relation to the Securitisation Fund.

                  Receiver means a receiver appointed by the Security Trustee hereunder and includes a receiver and manager and where more than one person has been

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                                   Security Trust Deed - SMHL Global Fund No. 9


                  appointed as receiver or receiver and manager each such person and also any servant agent or delegate of any such receiver or receiver and manager.

                  Redraw Facility Provider means, in relation to a Redraw Funding Facility, the person who has entered into or agreed to make that Redraw Funding Facility available to the Issuing Trustee.

                  Redraw Funding Facility means any facility provided to the Issuing Trustee to enable the Issuing Trustee to fund payments under a Loan Redraw Facility.

                  Regulation AB has the meaning given to it in the Notes Supplementary Bond Terms Notice.

                  Related Body Corporate has the meaning given to it in
                  section 9 of the Corporations Act.

                  Relevant Period means the period which commences on and includes the date of this deed and ends on and includes the earlier of:

                  (a) the date 12 months and 1 day after the date of this deed; and

                  (b)  the date (if any) on which an Event of Default occurs.

                  Repayment Date means the date on which the Total Outstanding Principal Balance is zero or will be zero following any payments made on the relevant Payment Date.

                  Representative means:

                  (a) in the case of a Class A Offered Noteholder, the Note Trustee as its representative or any other person appointed as a proxy for the Class A Offered Noteholders in accordance with this Deed);

                  (b) in the case of any other Secured Creditor, a person who is appointed as a proxy for that Secured Creditor pursuant to clause 9 of the Schedule; and

                  (c) without limiting the generality of paragraph (a), in the case of a Voting Secured Creditor which is a body corporate, a person who is appointed pursuant to clause 10 of Schedule 1 by the Secured Creditor.

                  Secured Creditor means:

                  (a)  each Payment Funding Facility Provider;

                  (b) the Security Trustee in relation to its rights (held on its own right or for the benefit of other Secured Creditors) under this Deed;

                  (c) any Class A Offered Noteholder in relation to its rights under the Class A Offered Notes held by it;

                  (d) any Class A3 Noteholder in relation to its rights under the Class A3 Notes held by it;

                  (e) any Class B Noteholder in relation to its rights under the Class B Notes held by it;

                  (f) the Manager in relation to its rights as manager under the Secured Documents for the Securitisation Fund;

                  (g) each Enhancement Provider in relation to its rights under each Enhancement;

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (h) each Interest Hedge Provider in relation to its rights under each Interest Hedge;

                  (i) the Note Trustee in relation to its rights (held on its own right or for the benefit of any Class A Offered Noteholder) under the Secured Documents;

                  (j) each Paying Agent, the Note Registrar, the Calculation Agent and the Class A3 Irish Paying Agent in relation to its rights under the Secured Documents;

                  (k) the Lead Manager in relation to its rights under the Secured Documents;

                  (l) each Currency Swap Provider in relation to its rights under its Currency Swap;

                  (m)  each Redraw Facility Provider;

                  (n)  each Top-Up Funding Facility Provider; and

                  (o) any Liquidity Noteholder in relation to its rights under Liquidity Notes held by it.

                  Secured Documents means each of:

                  (a)  this Deed;

                  (b) the Master Trust Deed, insofar as it relates to the Securitisation Fund;

                  (c) the Mortgage Origination and Management Agreement, insofar as it relates to the Securitisation Fund;

                  (d)  each Note;

                  (e)  each Supplementary Bond Terms Notice;

                  (f)  each Enhancement;

                  (g)  each Hedge;

                  (h)  the Note Trust Deed;

                  (i)  each Payment Funding Facility;

                  (j)  each Redraw Funding Facility;

                  (k)  each Top-Up Funding Facility;

                  (l)  each Currency Swap; and

                  (m)  the Committed Bond Subscription Agreement.

                  Secured Moneys means all debts and monetary liabilities of the Issuing Trustee to Secured Creditors on any account under or in relation to any Secured Document and in any capacity and irrespective of whether the debts or liabilities:

                  (a)  are present or future;

                  (b)  are actual, prospective, contingent or otherwise;

                  (c)  are at any time ascertained or unascertained;

                  (d) are owed or incurred by or on account of the Issuing Trustee alone, or severally or jointly with any other person;

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (e) are owed to or incurred for the account of the Security Trustee, a Secured Creditor or any person whose account the Security Trustee is owed or incurs it, alone, or severally or jointly with any other person;

                  (f) are owed to any other person as agent (whether disclosed or not) for or on behalf of the Security Trustee, a Secured Creditor or any person whose account the Security Trustee is owed or incurs it;

                  (g) are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

                  (h) are owed to or incurred for the account of the Security Trustee, a Secured Creditor or any person whose account the Security Trustee is owed or incurs it, directly or as a result of:

                       (1) the assignment to the Security Trustee, a Secured Creditor or any person whose account the Security Trustee is owed or incurs it, of any debt or liability of the Issuing Trustee; or

                       (2)  any other dealing with any such debt or liability;

                  (i) are owed to or incurred for the account of the Security
                      Trustee, a Secured Creditor or any person whose account the Security Trustee is owed or incurs it, before the date of this Deed, before the date of any assignment of this Deed to the Security Trustee, a Secured Creditor or any person whose account the Security Trustee is owed or incurs it, by any other person or otherwise; or

                  (j) comprise any combination of the above.

                  Securitisation Fund means the Securitisation Fund constituted under the Master Trust Deed known as SMHL Global Fund No. 9.

                  Side Letter to the Mortgage Origination and Management Agreement has the same meaning as in the Notes Supplementary Bond Terms Notice.

                  Supplementary Bond Terms Notice means each Supplementary Bond Terms Notice dated or about the date of this Deed in respect of the Securitisation Fund.

                  Statute means any legislation now or hereafter in force of the Parliament of the Commonwealth of Australia or of any State or Territory thereof and any rule regulation ordinance by-law statutory instrument order or notice now or hereafter made under such legislation.

                  Title Documents means all certificates, documents, instruments, indicia of title or other evidence of the right, title, interest and estate of the Issuing Trustee in the items referred to in paragraphs (a) - (c) (inclusive) of the definition of "Charged Property" in this clause 1.1, including without limiting the generality of the foregoing, all Mortgage Documents.

                  Top-up Funding Facility means any facility provided to the Issuing Trustee to enable the Issuing Trustee to fund payments under a Top-up Loan.

                  Top-up Funding Facility Provider means, in relation to a Top-up Funding Facility, the person who has entered into or agreed to make that Top-up Funding Facility available to the Issuing Trustee.

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                                                                          page 8
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                                   Security Trust Deed - SMHL Global Fund No. 9

                  Top-up Loan has the meaning given to it under the Notes Supplementary Bond Terms Notice.

                  US Currency Swap has the same meaning as in the Notes Supplementary Bond Terms Notice.

                  US Currency Swap Provider has the same meaning as in the Notes Supplementary Bond Terms Notice.

                  Voting Secured Creditor means:

                  (a) with respect only to the enforcement of the security under this Deed, for so long as the Secured Moneys of the Class A Noteholders and the Class B Noteholders each calculated and expressed in the A$ Equivalent are 75% or more of total Secured Moneys calculated and expressed in the A$ Equivalent, the Noteholder Secured Creditors alone; and

                  (b)  at any other time (subject to clause 16.3)

                       (1) the Note Trustee, acting on behalf of the Class A
                           Offered Noteholders under the Note Trust Deed and clause 3 or, if the Note Trustee has become bound to take steps and/or to proceed hereunder and fails to do so within a reasonable time and such failure is continuing, the Class A Offered Noteholders and then only to the extent permitted by the Australian law; and

                       (2) each other Secured Creditor (other than a Class A
                           Offered Noteholder).

         1.2      Definitions from other documents

                  (a) Subject to clause 1.1 each expression used herein that is defined in the Master Trust Deed (as amended by the Notes Supplementary Bond Terms Notice) and the Notes Supplementary Bond Terms Notice has the same meaning when used in this Deed unless the context otherwise requires or unless otherwise defined in this Deed.

                  (b) Subject to clause 21, no change to the Master Trust Deed or any other document after the date of this Deed will change the meaning of terms used in this Deed or adversely affect the rights of the Security Trustee under this Deed unless the Security Trustee (subject to clause 16.3) with the prior written consent of the Noteholder Secured Creditors has agreed to the changes.

         1.3      Interpretation

                  In this Deed unless the context indicates a contrary intention:

                  (a) the expression "person" includes an individual, a corporation and a Government Agency;

                  (b) the expression "power" in relation to the Security Trustee or a Receiver includes all powers authorities rights remedies privileges and discretions conferred upon the Security Trustee or the Receiver by this Deed, by any other deed agreement document or instrument by any Statute or otherwise by law;

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                                                                          page 9
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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (c) a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

                  (d) a reference to this Deed, the Master Trust Deed, each Supplementary Bond Terms Notice or to any other deed agreement document or instrument includes respectively this Deed, the Master Trust Deed or such other deed agreement document or instrument as amended, novated, supplemented, varied or replaced from time to time;

                  (e) a reference to any Statute or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws regulations and other statutory instruments issued thereunder;

                  (f) a reference to a Related Body Corporate shall include a corporation which is or becomes a Related Body Corporate during the currency of this Deed;

                  (g) words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

                  (h) headings are for convenience only and shall not affect the interpretation hereof;

                  (i) a reference to a clause is a reference to a clause of this Deed;

                  (j) a reference to the Schedule is a reference to the Schedule to this Deed;

                  (k) where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

                  (l) where the day on or by which any sum is payable hereunder or any act matter or thing is to be done is a day other than a Banking Day such sum shall be paid and such act matter or thing shall be done on the immediately succeeding Banking Day;

                  (m) all accounting terms used in this Deed shall have the same meaning ascribed to those terms under accounting principles and practices generally accepted in Australia from time to time;

                  (n) a reference to the Issuing Trustee is a reference to the Issuing Trustee in its capacity as trustee of the Securitisation Fund, and in no other capacity; and

                  (o) a reference to the property, business, assets, undertaking or money of the Issuing Trustee is a reference to the property, business, assets, undertaking or money of the Issuing Trustee in the capacity referred to in paragraph (n) only.

         1.4      Benefit of Covenants Hereunder

                  Unless the context indicates a contrary intention, the Security Trustee shall hold the covenants, undertaking and other obligations and liabilities of the Issuing Trustee and the Manager hereunder on trust for the benefit of the Secured Creditors on the terms and conditions of this Deed.

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                                                                         page 10
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                                   Security Trust Deed - SMHL Global Fund No. 9

         1.5      Transaction Document

                  This is a Transaction Document for the purposes of the Master Trust Deed.

         1.6      Knowledge of Issuing Trustee

                  In relation to the Securitisation Fund, the Issuing Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the Issuing Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Issuing Trustee who have day to day responsibility for the administration of the Securitisation Fund.

         1.7      Knowledge of the Security Trustee

                  In relation to the Securitisation Fund, the Security Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the Security Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Security Trustee who have day to day responsibility for the administration of the trust created by this Deed.

         1.8      Knowledge of the Note Trustee

                  In relation to the Securitisation Fund, the Note Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the Note Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Note Trustee who have day to day responsibility for the administration of the trust created by this Deed.

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2        Acceptance of Trust

         2.1      Appointment of Security Trustee

                  The Security Trustee is hereby appointed, and by its execution hereof accepts its appointment, as trustee on behalf of, and for, the Secured Creditors on the terms and conditions of this Deed.

         2.2      Duration of Trust

                  The trusts established pursuant to this Deed shall commence on the date hereof and shall terminate on the first to occur of:

                  (a)  the Charge Release Date; and

                  (b)  the 80th anniversary of the date of this Deed.

         2.3      Benefit of trusts

                  Each Secured Creditor is entitled to the benefit of the trusts created by this Deed on the terms and conditions herein contained.

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                                                                         page 11
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                                   Security Trust Deed - SMHL Global Fund No. 9

         2.4      Terms of Notes

                  All Notes relating to the Securitisation Fund shall be issued with the benefit of, and subject to, the provisions of this Deed, the Master Trust Deed, each Supplementary Bond Terms Notice, the Note Trust Deed and Conditions for the Class A Offered Notes.

         2.5      Interested Persons bound

                  The provisions of this Deed and the Master Trust Deed shall be binding upon every Interested Person and the Security Trustee.

         2.6      Resolution of conflicts

                  (a) The Security Trustee must, as regards the exercise of all discretions vested in it by this Deed and all other Transaction Documents, except where expressly provided otherwise, have regard to the interest of the Secured Creditors.

                  (b) Subject to the provisions of this Deed, if there is at any time, with respect to enforcement, a conflict between a duty owed by the Security Trustee to any Secured Creditor or class of Secured Creditors, and a duty owed by it to another Secured Creditor or class of Secured Creditors, the Security Trustee must give priority to the interests of the Noteholders (which, in the case of Class A Offered Noteholders, shall be determined by the Note Trustee acting on their behalf (as provided in clause 16.3) or the Class A Offered Noteholders, as provided herein and in the Note Trust Deed, which, in the case of Class A3 Noteholders and Class B Noteholders, shall be determined by the Class A3 Noteholders and Class B Noteholders as provided herein, and which, in the case of the Liquidity Noteholders, shall be determined by the Liquidity Noteholders as provided herein).

                  (c) Subject to the provisions of this Deed (other than paragraph (b)), the Security Trustee must give priority to the interests only of the Class A Noteholders if, in the Security Trustee's opinion (in relation to which in determining the interests of the Class A Offered Noteholders, the Security Trustee may rely on a determination of the Note Trustee) there is a conflict between the interests of the Class A Noteholders and the interests of the Class B Noteholders or other Secured Creditors.

                  (d) Provided that the Security Trustee acts in accordance with this clause 2.6 and in good faith, it shall not incur any liability to any Secured Creditor for giving effect to paragraph (b) or (c).

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3        Note Trustee

         3.1      Capacity

                  The Note Trustee is a party to this Deed in its capacity as trustee for the Class A Offered Noteholders from time to time under the Note Trust Deed. Notwithstanding any other provision of this Deed, this Deed becomes effective against the Note Trustee only upon execution of the Note Trust Deed.

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                                                                         page 12
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                                   Security Trust Deed - SMHL Global Fund No. 9

         3.2      Exercise of rights

                  Except as otherwise provided in this Deed and in the Note Trust Deed:

                  (a) the rights, remedies and discretions of the Class A Offered Noteholders under this Deed including all rights to vote or give instructions or consent to the Security Trustee and to enforce any undertakings or warranties under this Deed, may only be exercised by the Note Trustee on behalf of the Class A Offered Noteholders in accordance with the Note Trust Deed; and

                  (b) the Class A Offered Noteholders may only exercise enforcement rights in respect of the Charged Property through the Note Trustee and only in accordance with this Deed and the Note Trust Deed.

         3.3      Instructions or directions

                  The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of all Class A Offered Noteholders from time to time and need not inquire whether the Note Trustee or the Class A Offered Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee.

         3.4      Payments

                  Any payment to be made to a Class A Offered Noteholder under this Deed may be made to the Note Trustee or a Paying Agent on behalf of that Class A Offered Noteholder.

         3.5      Notices

                  Any notice to be given to a Class A Offered Noteholder under this Deed may be given to the Note Trustee on behalf of that Class A Offered Noteholder. Any costs to the Note Trustee of publishing such notice to the Class A Offered Noteholders will be reimbursed by the Issuing Trustee to the Note Trustee.

         3.6      Limitation of liability of Note Trustee

                  Notwithstanding any other provision of this deed, the Note Trustee will have no liability under or in connection with this deed or any other Transaction Document other than to the extent to which the liability is able to be satisfied out of the property from which the Note Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Note Trustee to the extent that it is not satisfied because, under this deed, any other Transaction Document or by operation of laws, there is a reduction in the extent of the Note Trustee's indemnification as a result of the Note Trustee's fraud, negligence or wilful default. Nothing in this clause or any similar provision in any other Transaction Document limits or adversely affects the powers of the Note Trustee.

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                                                                         page 13
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                                   Security Trust Deed - SMHL Global Fund No. 9

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4        Charge

         4.1      Charge

                  (a) The Issuing Trustee in its capacity as trustee of the Charged Property charges all of its interest in the Charged Property to the Security Trustee as security for the due and punctual payment of the Secured Moneys and the performance of its obligations under the Secured Documents.

                  (b) The Charge does not charge any Charged Property as at the date of this Deed which as at that date is, or is taken under the applicable stamp duties legislation of the relevant jurisdiction to be, situated in any State or Territory of Australia other than New South Wales, the Australian Capital Territory or the Northern Territory.

         4.2      Priority

                  The parties intend that the Charge take priority over all other Encumbrances over the Charged Property other than the Prior Interest.

         4.3      Nature of Charge

                  The Charge is a floating charge over all Charged Property.

         4.4      Crystallisation

                  The floating charge created in clauses 4.1 and 4.3 automatically and immediately crystallises and becomes fixed:

                  (a) without the Security Trustee giving any notice to the Issuing Trustee, in respect of:

                      (1)  all of the Charged Property:

                           (A) when a Receiver or any other receiver or receiver and manager or administrator or provisional liquidator is appointed, or proposed to be appointed, in respect of any of the Charged Property;

                           (B) when the Charge or any other Encumbrance over any of the Charged Property is enforced in any other way;

                           (C) when a notice under section 218 of the Income Tax Assessment Act 1936 (Cth), section 260-5 in Schedule 1 of the Tax Administration Act 1953 or similar provision under the Income Tax Assessment Act 1997 in respect of the Issuing Trustee is signed by, or on behalf of, the Commissioner of Taxation or the Deputy Commissioner of Taxation;

                           (D) upon any Government Agency taking any step which may result in an amount of Tax or an amount owing to a Government Agency ranking ahead of the Charge;

                           (E) when an order is made or a resolution is passed for the liquidation of the Issuing Trustee whether in its personal capacity or in its capacity as trustee of the Securitisation Fund;

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                                                                         page 14
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                                   Security Trust Deed - SMHL Global Fund No. 9

                           (F) when a resolution is passed or a direction is given by the Beneficiaries for the winding-up or termination of the Securitisation Fund;

                           (G) when all of the Beneficiaries give a direction to the Issuing Trustee to distribute the assets of the Securitisation Fund;

                           (H) upon the termination of the Securitisation Fund, whether under the Master Trust Deed or by expiration of time or otherwise;

                           (I) when an order is made requiring distribution of any Securitisation Fund assets to any person or appointing a Receiver in respect of the Securitisation Fund;

                           (J) when the Issuing Trustee resolves, or any other person on whose instructions the Issuing Trustee must act directs the Issuing Trustee, to distribute any corpus of the Charged Property which is subject to the floating charge;

                           (K) when any step is taken to issue, levy or enforce any distress, attachment, execution or other process against or upon any of the Charged Property;

                           (L) when any Encumbrance over any of the Charged Property is, or becomes capable of being, enforced or any floating Encumbrance over any of the Charged Property crystallises or otherwise becomes a fixed Encumbrance; or

                           (M)  upon occurrence of an Event of Default; or

                      (2)  in respect of any asset, if the Issuing Trustee:

                           (A)  creates or allows any Encumbrance over;

                           (B)  sells, leases or otherwise disposes of;

                           (C)  creates or allows any interest in; or

                           (D)  parts with possession of,

                           that asset in breach of the Master Trust Deed or this Deed, or agrees or attempts to do so or take any step towards doing so.

         4.5      De-crystallisation

                  (a) Where an asset has become subject to a fixed charge under clause 4.4, the Security Trustee may release the asset from that fixed charge by notice in writing to the Issuing Trustee.

                  (b) When an asset is released from the fixed charge under clause 4.5(a)) the asset will again be subject to:

                       (1)  the floating charge under clauses 4.1 and 4.3; and

                       (2)  the further operation of clause 4.4.

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                                                                         page 15

                  (c) The Security Trustee must promptly give each Designated Rating Agency a notice of any release made pursuant to clause 4.5(a).

         4.6      Prospective liability

                  (a) The parties acknowledge that the maximum amount of the prospective liability secured by this Deed for the purposes of establishing priority under section 282(3) of the Corporations Act, is $5,000,000,000.

                  (b) The Security Trustee may from time to time lodge a notice under s268(2) of the Corporations Act on behalf of the Issuing Trustee specifying an increase in the maximum amount of the prospective liability referred to in clause 4.6(a) and from the date of lodgment the amount specified in clause 4.6(a) is to be regarded as varied to the amount specified in that notice.

                  (c) Neither clause 4.6(a) nor clause 4.6(b) in any way affects or limits the actual amount of Secured Moneys which may in fact be secured by the Charge.

                  (d) Clauses 4.6(a), 4.6(b) and 4.6(c) are to be construed independently of each other.

         4.7      Amount ultimately recoverable

                  Subject to this Deed and without limiting the Secured Moneys, the amount ultimately recoverable by the Chargee under this Deed is limited to $5,000,000,000.

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5        Representations and Warranties

         5.1      By the Issuing Trustee

                  The Issuing Trustee hereby represents and warrants to the Security Trustee:

                  (a) (Due Incorporation): the Issuing Trustee is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                  (b) (constitution): the execution delivery and performance of each Secured Document does not violate the constitution of the Issuing Trustee;

                  (c) (Corporate Power): the Issuing Trustee has the power and has taken all corporate and other action required to enter into each Secured Document and to authorise the execution and delivery of each Secured Document and the performance of its obligations hereunder;

                  (d) (Filings): the Issuing Trustee has filed all material corporate notices and effected all material registrations with the Australian Securities and Investments Commission or similar office in the jurisdiction of incorporation and all such filings and registrations are current, complete and accurate, except that this representation and warranty does not apply to the filing of an ASIC form 309 or ASIC form 350 in relation to the creation of the Charge;

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                                                                         page 16
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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (e) (Legally Binding Obligation): each Secured Document constitutes a valid, legally binding and enforceable obligation of the Issuing Trustee in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or other similar laws affecting creditors' rights generally;

                  (f) (Execution, Delivery and Performance): the execution, delivery and performance of each Secured Document by the Issuing Trustee does not violate any existing law or regulation or any document or agreement to which the Issuing Trustee is a party in either case in its capacity as trustee of the Securitisation Fund or which is binding upon it or any of its assets in its capacity as trustee of the Securitisation Fund;

                  (g) (Authorisation): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by the Issuing Trustee in connection with the execution and delivery of, and performance of its obligations under, each Secured Document have been obtained and are valid and subsisting;

                  (h) (Good Title): the Issuing Trustee is the legal owner of and has the power under the Master Trust Deed to enter into each Secured Document and to charge in the manner provided in this Deed, the Charged Property and, subject only to the Master Trust Deed, this Deed and the Prior Interest, the Charged Property is free of all other Encumbrances;

                  (i)  (Securitisation Fund Validly Created): the
                       Securitisation Fund has been validly created and is in existence at the date of this Deed;

                  (j) (Sole Trustee): the Issuing Trustee has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund;

                  (k) (Master Trust Deed): the Securitisation Fund is constituted pursuant to the Master Trust Deed; and

                  (l) (No Proceedings to Remove): no notice has been given to the Issuing Trustee and to the Issuing Trustee's knowledge no resolution has been passed or direction or notice has been given, removing the Issuing Trustee as trustee of the Securitisation Fund.

         5.2      By the Manager

                  The Manager hereby represents and warrants to the Security Trustee that:

                  (a) (Due incorporation): the Manager is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                  (b) (constitution): the execution, delivery and performance of each Secured Document does not violate the constitution of the Manager;

                  (c) (Corporate power): the Manager has the power and has taken all corporate and other action required to enter into each Secured Document and to authorise the execution and delivery of each Secured Document and the performance of its obligations hereunder;

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                                                                         page 17
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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (d) (Filings): the Manager has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

                  (e) (Legally Binding Obligation): each Secured Document constitutes a valid, legally binding and enforceable obligation of the Manager in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or other similar laws affecting creditors' rights generally;

                  (f) (Execution, Delivery and Performance): the execution, delivery and performance of each Secured Document by the Manager does not violate any existing law or regulation or any document or agreement to which the Manager is a party or which is binding upon it or any of its assets;

                  (g) (Authorisation): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by the Manager in connection with the execution, delivery and performance of each Secured Document have been obtained and are valid and subsisting; and

                  (h) (Warranties): to the Manager's knowledge, all representations and warranties given by the Manager in any Transaction Document are true and accurate.

         5.3      Survival of Representations and Warranties

                  All representations and warranties in this Deed survive the execution and delivery of this Deed and the provision of advances and accommodation.

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6        Issuing Trustee's and Manager's Covenants

         6.1      Covenants

                  (a) The Issuing Trustee covenants in favour of the Security Trustee that it will duly and punctually perform observe and fulfil its obligations under the Secured Documents and in accordance with the terms of the Secured Documents, will pay the Secured Moneys to, or to the order of, the Security Trustee as and when the same fall due for payment.

                  (b) Notwithstanding clause 6.1(a), every payment by the Issuing Trustee, or the Security Trustee in accordance with this Deed, to the Secured Creditors on account of the Secured Moneys will operate as payment by the Issuing Trustee to the Security Trustee in satisfaction of the Issuing Trustee's obligations in respect thereof.

                  (c) Each of the Issuing Trustee and the Manager will ensure that it complies with its obligations under the Secured Documents.

                  (d) Each of the Issuing Trustee and the Manager will give to the Note Trustee a copy of the Register, and to the Security Trustee any information in the power or possession of the Issuing Trustee or the Manager relating to

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                                                                         page 18

                                   Security Trust Deed - SMHL Global Fund No. 9

                  the Securitisation Fund that the Security Trustee reasonably requests in connection with the exercise and performance of its powers and obligations under this Deed, including without limitation:

                      (1) the identity, and notice details of, each Secured Creditor and Beneficiary; and

                      (2)  the Secured Moneys owing to each Secured Creditor.

         6.2      Negative Covenants

                  The Issuing Trustee shall not do, nor shall the Manager direct the Issuing Trustee to do, any of the following without the prior written consent of the Security Trustee and without prior written confirmation from each Designated Rating Agency of the rating assigned to the Notes in relation to the Securitisation Fund and the Notes, except as permitted by this Deed or the Master Trust Deed or the Supplementary Bond Terms Notice:

                  (a) (No Encumbrances): subject only to the Prior Interest, create, purport or attempt to create or permit to exist any Encumbrance howsoever ranking over any part of the Charged Property;

                  (b) (No Sale, Lease etc.): subject to clause 6.4, convey, assign, transfer, lease or otherwise dispose or part with possession of, make any bailment over, or create or permit to exist any other interest in any part of the Charged Property whilst such part of the Charged Property is subject to the Charge;

                  (c) (No Financial Indebtedness): create, incur, assume, permit or suffer to exist any Financial Indebtedness except for:

                       (1)  the Notes;

                       (2) Financial Indebtedness arising under the Transaction Documents in relation to the Securitisation Fund;

                       (3) Financial Indebtedness which is fully subordinated to the Secured Moneys, or is non-recourse other than with respect to proceeds in excess of those needed to pay the Secured Moneys, and does not constitute a claim against the Issuing Trustee in the event that those excess proceeds are insufficient to pay that subordinated Financial Indebtedness; or

                       (4) Financial Indebtedness that will not result in any reduction or withdrawal of the rating assigned to the initial Notes by each such Designated Rating Agency;

                  (d) (No Release under Transaction Documents): give any release or discharge (whether full, partial or conditional) to any person in respect of their obligations under any of the Transaction Documents relating to the Securitisation Fund, except as contemplated by those Transaction Documents; and

                  (e) (Bank accounts): open any bank account not permitted in the Transaction Documents.

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                                   Security Trust Deed - SMHL Global Fund No. 9

         6.3      Fixed Rate Mortgages

                  (a) Unless each Designated Rating Agency should otherwise notify the Manager in writing, the Manager must not at any time cause:

                       (1) the aggregate Outstanding Principal Balance of all fixed interest rate Mortgages to exceed 50% of the aggregate Outstanding Principal Balance of all Mortgages;

                       (2) the aggregate Outstanding Principal Balance of all fixed interest rate Mortgages with an outstanding fixed interest rate period of 3 years or less to exceed 50% of the aggregate Outstanding Principal Balance of all Mortgages; and

                       (3) the aggregate Outstanding Principal Balance of all fixed interest rate Mortgages with an outstanding fixed interest rate period of greater than 3 years and not exceeding 5 years to exceed 25% of the aggregate Outstanding Principal Balance of all Mortgages; and

                       (4) the fixed interest rate period for any Mortgage to end on or after the date nominated by the Manager and notified in writing to the Issuing Trustee, the Security Trustee and the Note Trustee prior to the issue of any Notes by the Issuing Trustee.

                  (b) The Manager must not cause any fixed interest rate Mortgage to become an Asset of the Fund unless:

                       (1) the Trustee has entered into a Payment Funding Facility for such amount agreed to from time to time by the Manager and each Designated Rating Agency so that the rating of the Notes by each Designated Rating Agency will not be downgraded or withdrawn by the Trustee holding fixed interest rate Mortgages; and

                       (2) the Trustee has entered into an Enhancement or Interest Hedge in respect of the fixed interest rate component of the Mortgage for the period of that fixed interest rate component and whether in respect of that Mortgage alone or with any other Mortgage that is an Asset of the Securitisation Fund.

                  (c) Subject to the terms of any such Payment Funding Facility, the Manager must cause the principal amount outstanding under the Payment Funding Facility to be not less than the amount agreed from time to time by the Manager and each Designated Rating Agency.

                  (d)  For the purposes of clause 6.3 a reference:

                       (1) to a Mortgage is to a Mortgage which is an Asset of the Securitisation Fund;

                       (2) to a fixed interest rate Mortgage is a Mortgage under which all or part of the interest payable is set at a fixed rate;

                       (3) the Outstanding Principal Balance of a fixed interest rate Mortgage is that portion of the Outstanding Principal Balance of the Mortgage which is subject to a fixed interest rate.

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                                                                         page 20
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                                   Security Trust Deed - SMHL Global Fund No. 9

         6.4      Dealing in Accordance with Transaction Documents

                  The Issuing Trustee may in respect of a given part of the Charged Property whilst subject to the floating charge deal with and pay or apply that part of the Charged Property in accordance with the provisions of the Transaction Documents.

         6.5      Notify Events of Default

                  Each of the Manager and the Issuing Trustee must immediately notify the Security Trustee in writing if it becomes actually aware of the occurrence of any Event of Default and must provide the Security Trustee with full and complete details in relation thereto immediately upon becoming actually aware of such details.

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7        Events of Default

         7.1      Events of Default

                  Subject to the Supplementary Bond Terms Notice for the Class A Notes and Class B Notes and the Liquidity Notes, each of the following events is an Event of Default whether or not caused by any reason whatsoever outside the control of an Interested Person or any other person:

                  (a) (Failure to Pay): the Issuing Trustee does not within 10 Banking Days of the due date, and in the specified manner, pay in full any Secured Moneys (except in respect of any moneys payable under any Payment Funding Facility, Top-up Funding Facility and Redraw Funding Facility which fall due for payment prior to the Repayment Date or payment of interest on Class B Notes unless all Class A Notes have been repaid);

                  (b) (Failure to Comply): the Issuing Trustee defaults in fully performing observing and fulfilling any material obligation in relation to the Securitisation Fund under this Deed or a Secured Document (other than a provision requiring the payment of money as contemplated by paragraph (a) of this clause or, prior to the Repayment Date, in respect of any such default under a Payment Funding Facility, Top-up Funding Facility and Redraw Funding Facility and such default has not been remedied within 10 Banking Days of the Issuing Trustee receiving notice from the Security Trustee specifying the breach and requiring the same to be rectified);

                  (c) (Untrue Warranty): any representation, warranty or statement in relation to the Securitisation Fund made, repeated or deemed to be made or repeated in this Deed or in a Secured Document by the Issuing Trustee is proved to be untrue in any material respect when made, repeated or deemed to be made or repeated (as the case may be) (except, prior to the Repayment Date, in respect of any representation, warranty or statement made, repeated or deemed to be made or repeated under the Payment Funding Facility, Top-up Funding Facility and Redraw Funding Facility);

                  (d) (Breach of Undertaking): the Issuing Trustee breaches any material undertaking given at any time to the Security Trustee in relation to the Securitisation Fund or fails to comply with any material condition imposed by the Security Trustee in relation to the Securitisation Fund in agreeing to

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                                                                         page 21
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                                   Security Trust Deed - SMHL Global Fund No. 9

                       any matter (including any waiver) (except, prior to the Repayment Date, in respect of any breach of any material undertaking or failure to comply with any material condition under the Payment Funding Facility, Top-up Funding Facility and Redraw Funding Facility);

                  (e) (Insolvency Event): any Insolvency Event occurs in relation to the Issuing Trustee other than for the reconstruction of the Issuing Trustee or the Securitisation Fund with the prior written approval of the Manager and the Security Trustee and provided that each Designated Rating Agency has confirmed in writing that such reconstruction will not have an adverse effect on the rating of the Notes;

                  (f) (Encumbrance): any Encumbrance over any Charged Property becomes enforceable or any Encumbrance that is a floating security over any Charged Property crystallises or otherwise becomes a fixed or specific security;

                  (g) (Investigation): any investigation into the affairs, or into particular affairs, of the Issuing Trustee in relation to the Securitisation Fund is directed or commenced under any Statute;

                  (h) (Void or Voidable): any Secured Document is, becomes or is claimed by the Issuing Trustee or the Manager to be void, voidable or unenforceable in whole or in any material part;

                  (i) (Repudiation): the Issuing Trustee disaffirms, disclaims, repudiates or rejects any Secured Document to which it is a party in whole or in any material part;

                  (j) (Vesting of Assets): there occurs without the prior written approval of the Security Trustee, any vesting or distribution of any assets of the Securitisation Fund other than in accordance with the relevant Supplementary Bond Terms Notices;

                  (k) (Breach of Trust): any material breach of trust in relation to the Securitisation Fund by the Issuing Trustee or the Issuing Trustee for any reason loses or ceases to be entitled to a material extent to its right of indemnity against the assets of the Securitisation Fund;

                  (l) (Diminution of Assets): as a result of the act or omission of the Issuing Trustee the assets of the Securitisation Fund are materially diminished or made materially less accessible to the Security Trustee;

                  (m) (Winding-up): without the prior consent of the Security Trustee the Securitisation Fund is wound-up or the Issuing Trustee is required to wind up the Securitisation Fund under the Master Trust Deed or applicable law, or the winding up of the Securitisation Fund commences; and

                  (n) (Priority of Charge): the Charge ceases to rank as contemplated by clause 4.2.

         7.2      Rights of the Security Trustee upon Event of Default

                  Upon the occurrence of an Event of Default, the Security Trustee may in its absolute discretion, and shall, subject to clauses 8.4, 8.5, 8.6 and 8.7, if so directed by an Extraordinary Resolution:

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                                                                         page 22
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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (a)  declare the Charge immediately enforceable;

                  (b)  declare the Secured Moneys immediately due and payable;

                  (c) give a notice crystallising the charge in relation to any or all of the Secured Property under clause 4.4; and/or

                  (d) appoint a Receiver over the Charged Property, or exercise the powers that a Receiver would otherwise have if appointed under this Deed.

                  The Security Trustee may exercise its rights pursuant to this clause notwithstanding any delay or previous waiver.

         7.3      Notify Events of Default

                  Each of the Issuing Trustee and the Manager must promptly (and in any event within 5 Banking Days) notify the Note Trustee on behalf of the Class A Offered Noteholders, and all other Secured Creditors, the Security Trustee, and each of the Designated Rating Agencies if, to the knowledge of its officers who are responsible for the administration of the Securitisation Fund, it becomes aware of the occurrence of an Event of Default or any event specified in clause 4.4 and they must provide full details of the Event of Default or other event and the actions and procedures which are being taken or will be taken by the Issuing Trustee and the Manager to remedy the relevant Event of Default or other event.

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8        Enforcement

         8.1      Power to Deal with the Charged Property Ceases

                  The Issuing Trustee's power to deal for any purpose with all or any part of the Charged Property, other than by or through a Receiver appointed under this Deed shall immediately cease upon the Charge crystallising and becoming fixed pursuant to the provisions of this Deed (subject only to the operation of clause 4.5, in which case the Issuing Trustee's power to deal in accordance with this Deed with any asset or assets the subject of a notice under such clause shall be reinstated from the date of such notice).

         8.2      Protection of Charged Property

                  If the Charge crystallises and becomes fixed pursuant to the provisions of this Deed upon the occurrence of an Event of Crystallisation, the Security Trustee shall have the right either in its own name or in the name of the Issuing Trustee to immediately seek and obtain appropriate relief in relation to that part of the Charged Property affected or threatened by such Event of Crystallisation.

         8.3      Power to Enforce

                  At any time after the Charge becomes enforceable, the Security Trustee may, without reference to Secured Creditors, at its discretion and without further notice (subject to the terms of this Deed) take such proceedings as it may think fit to enforce any of the provisions of this Deed.

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                                                                         page 23

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                                   Security Trust Deed - SMHL Global Fund No. 9

         8.4      No Obligation to Enforce

                  Subject to clauses 8.5 and 14.4, upon the occurrence of an Event of Default, pending the receipt of directions from the Voting Secured Creditors as contemplated by clauses 8.5 and 8.6, the Security Trustee shall not be bound to take any action under this Deed or give any consent or waiver or make any determination hereunder (including, without limiting the generality of the foregoing, to appoint any Receiver, to declare the Charge enforceable or the Secured Moneys immediately due and payable pursuant to clause 7.2 or to take any other proceedings referred to in clause 8.3). Nothing in this clause shall affect the operation of clause
                  4.4 upon the occurrence of an Event of Crystallisation or the Charge becoming enforceable prior to the Security Trustee receiving directions from the Secured Creditors.

         8.5      Obligation to Convene Meeting

                  (a) Following the Security Trustee becoming actually aware of the occurrence of an Event of Default, it shall, subject to clause 8.9, promptly convene a meeting of the Voting Secured Creditors in accordance with this Deed, at which it shall seek directions from the Voting Secured Creditors by way of an Extraordinary Resolution of the Voting Secured Creditors regarding the action it should take as a result of such Event of Default.

                  (b) If the Security Trustee fails to convene a meeting, or to propose the necessary Extraordinary Resolutions, in accordance with clause 8.5(a), the Manager must convene a meeting of Voting Secured Creditors, or propose the necessary Extraordinary Resolutions (as the case may be), in accordance with this clause 8, which meeting is to have only the same powers as if convened by the Security Trustee and is to be conducted in accordance with the provisions of the Schedule, in which event all references in this Deed and the Schedule to the Security Trustee in relation to the requirements of meetings of Voting Secured Creditors will be read and construed, mutatis mutandis, as references to the Manager.

         8.6      Security Trustee to Act in Accordance with Directions

                  (a) Subject to sub-clause 8.6(b), the Security Trustee shall take all action necessary to give effect to any Extraordinary Resolution of the Voting Secured Creditors and shall comply with all directions contained in or given pursuant to any Extraordinary Resolution of the Voting Secured Creditors.

                  (b) The obligation of the Security Trustee pursuant to sub-clause 8.6(a) is subject to:

                       (1)  this Deed; and

                       (2) if required by the Security Trustee (in its absolute discretion) the receipt from the Voting Secured Creditors (other than the Note Trustee) of an indemnity in a form reasonably satisfactory to the Security Trustee (which may be by way of an Extraordinary Resolution of the Voting Secured Creditors) against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may

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                                                                         page 24
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                                   Security Trust Deed - SMHL Global Fund No. 9

                            incur, in giving effect to an Extraordinary
                            Resolution of the Voting Secured Creditors.

                       The Security Trustee shall first claim on its indemnity from the property held on trust under clause 2.1 before it claims on any indemnity from the Secured Creditors (other than the Note Trustee), including any indemnity provided under clause 8.7. The Note Trustee is in no circumstance required to give any indemnity to the Security Trustee.

                  (c) If an Event of Default is a payment default in respect of a subordinated Class of Notes, as long as there are Class A Notes outstanding that rank prior to those subordinated Notes, the Security Trustee must not take any action without the consent of the Class A3 Noteholders, and the consent of the Note Trustee acting at the direction of the Class A Offered Noteholders, by Extraordinary Resolution.

                  (d) If the Security Trustee becomes bound to take steps and/or proceed under this Deed and it fails to do so within a reasonable time and such failure is continuing, the Voting Secured Creditors may exercise such powers as they determine by Extraordinary Resolution.

         8.7      Security Trustee Must Receive Indemnity

                  If:

                  (a) the Security Trustee convenes a meeting of the Voting Secured Creditors, or is required by an Extraordinary Resolution to take any action under this Deed, and advises them that the Security Trustee will not act in relation to the enforcement of this Deed unless it is personally indemnified by the Voting Secured Creditors (other than the Note Trustee) to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in relation to the enforcement of this Deed and put in funds to the extent to which it may become liable (including costs and expenses); and

                  (b) the Voting Secured Creditors refuse to grant the requested indemnity and put the Security Trustee in funds,

                  then the Security Trustee will not be obliged to act in relation to such enforcement. In those circumstances, the Voting Secured Creditors may exercise such Powers and enjoy such protections and indemnities, of the Security Trustee under this Deed, any Encumbrance or other document or agreement created or entered into in favour of the Security Trustee as security for the Secured Moneys or by law as they determine by Extraordinary Resolution. The Note Trustee is in no circumstance required to give an indemnity to the Security Trustee.

         8.8      Limitation on Rights of Secured Creditors

                  Subject to this Deed, the powers, rights and remedies
                  conferred on the Security Trustee by this Deed are
                  exercisable by the Security Trustee only, and no Secured Creditor is entitled without the written consent of the Security Trustee to exercise the same or any of them.
                  Without limiting the generality of the foregoing, subject to clause 8.7, no Secured Creditor is entitled to enforce the Charge or the
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                                                                         page 25
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                                   Security Trust Deed - SMHL Global Fund No. 9

                  provisions of this Deed or to appoint or cause to be appointed a Receiver to any of the Charged Property or otherwise to exercise any power conferred by the terms of any applicable law on chargees except as provided in this Deed.

         8.9      Immaterial waivers

                  (a) The Security Trustee may (subject to clause 16.3), with the prior written consent of the Noteholder Secured Creditors agree, on any terms and conditions as it may deem expedient, having first given notice to any Designated Rating Agency for each Class of Notes, but without the consent of the other Secured Creditors and without prejudice to its rights in respect of any subsequent breach, to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the Secured Documents or any of the provisions of this Deed which is not, in the reasonable opinion of the Security Trustee, materially prejudicial to the interests of the Secured Creditors and may determine that any event that would otherwise be an Event of Default shall not be treated as an Event of Default for the purpose of this Deed.

                  (b) No such waiver, authorisation or determination shall be made in contravention of any directions contained in an Extraordinary Resolution of Voting Secured Creditors.

                  (c) Any such waiver, authorisation or determination shall, if the Security Trustee so requires, be notified to the Voting Secured Creditors by the Manager as soon as practicable thereafter in accordance with this Deed.

         8.10     Acts pursuant to resolutions

                  The Security Trustee shall not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Voting Secured Creditors in respect of which minutes have been made and signed, even though it may subsequently be found that there was some defect in the constitution of that meeting or the passing of that resolution or that for any reason that resolution was not valid or binding upon the Voting Secured Creditors.

         8.11     Overriding provision

                  Notwithstanding any other provision of this Deed:

                  (a) the Security Trustee is not obliged to do or omit to do anything including entering into any transaction or incurring any liability unless the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion; and

                  (b) the Security Trustee will not be under any obligation to advance or use its own funds for the payment of any costs, expenses or liabilities, except in respect of its own fraud, negligence or wilful default.

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                                                                         page 26
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                                   Security Trust Deed - SMHL Global Fund No. 9

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9        Receiver

         9.1      Appointment of Receiver

                  Subject to clause 8 upon or at any time after the occurrence of an Event of Default the Security Trustee may:

                  (a) appoint any person or any 2 or more persons jointly, or severally, or jointly and severally to be a receiver or a receiver and manager of the Charged Property;

                  (b) remove any Receiver and on the removal, retirement or death of any Receiver, appoint another Receiver; and

                  (c) fix or vary the remuneration and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Charged Property.

         9.2      Agency of Receiver

                  (a) Subject to clause 9.5, each Receiver is the agent of the Issuing Trustee.

                  (b) The Issuing Trustee is responsible for the acts, defaults and remuneration of the Receiver.

                  (c)  Each Secured Creditor acknowledges that:

                       (1) any Receiver will be only the agent of the Issuing Trustee in its capacity as trustee of the Securitisation Fund; and

                       (2) notwithstanding anything else in this Deed or at law, the Issuing Trustee in its personal capacity is not responsible for any act or omission of the Receiver.

         9.3      Powers of Receiver

                  Subject to any express exclusion by the terms of the Receiver's appointment, and whether or not the Receiver has taken possession of the whole or any part of the Charged Property, the Receiver has, in addition to any powers conferred on the Receiver by applicable law, power to do any of the following:

                  (a) manage, possession or control: to manage, enter into possession or assume control of any of the Charged Property;

                  (b) lease or licence: to accept the surrender of, determine, grant or renew any lease or licence in respect of the use or occupation of any of the Charged
                       Property:

                       (1) on any terms or special conditions that the Security Trustee or Receiver thinks fit; and

                       (2) in conjunction with the sale, lease or licence of any other property by any person;

                  (c) sale: to sell or concur in selling any of the Charged Property to any person:

                       (1)  by auction, private treaty or tender;

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                                                                         page 27
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                                   Security Trust Deed - SMHL Global Fund No. 9

                       (2) on such terms and special conditions as the Security Trustee or the Receiver thinks fit;

                       (3) for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

                       (4) in conjunction with the sale of any property by any other person; and

                       (5)  in one lot or in separate parcels;

                  (d) grant options to purchase: to grant to any person an option to purchase any of the Charged Property;

                  (e) acquire property: to acquire any interest in any property, in the name or on behalf of the Issuing Trustee, which on acquisition forms part of the Charged Property;

                  (f) carry on business: to carry on or concur in carrying on any business of the Issuing Trustee in respect of the Charged Property;

                  (g)  borrowings and security:

                       (1) to raise or borrow any money, in its name or the name or on behalf of the Issuing Trustee, from the Security Trustee or any person approved by the Security Trustee in writing; and

                       (2) to secure money raised or borrowed under clause 9.3(g)(1) by an Encumbrance over any of the Charged Property, ranking in priority to, equal with, or after, the Charge;

                  (h) maintain or improve Charged Property: to do anything to maintain, protect or improve any of the Charged Property including, but not limited to, completing, repairing, erecting a new improvement on, demolishing or altering any of the Charged Property;

                  (i) income and bank accounts: to do anything to manage or obtain income or revenue from any of the Charged Property including, but not limited to, operating any bank account which forms part of the Charged Property or opening and operating a new bank account;

                  (j) access to Charged Property: to have access to any of the Charged Property;

                  (k) insure Charged Property: to insure any of the Charged Property;

                  (l) sever fixtures: to sever fixtures in respect of any of the Charged Property;

                  (m) compromise: to make or accept any compromise or arrangement;

                  (n) surrender Charged Property: to surrender or transfer any of the Charged Property to any person;

                  (o) exchange Charged Property: to exchange with any person any of the Charged Property for any other property whether of equal value or not;

                  (p) employ or discharge: to employ or discharge any person as an employee, contractor, agent, professional adviser or auctioneer for any of the purposes of this Deed;

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                                                                         page 28
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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (q) delegate: to delegate to any person any Power of the Receiver;

                  (r) perform or enforce documents: to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of the Issuing Trustee under, or otherwise obtain the benefit of:

                       (1) any document, agreement or right which attaches to or forms part of the Charged Property; and

                       (2) any document or agreement entered into in exercise of any Power by the Receiver;

                  (s) receipts: to give effectual receipts for all moneys and other assets which may come into the hands of the Receiver;

                  (t) take proceedings: to commence, discontinue, prosecute, defend, settle or compromise in its name or the name or on behalf of the Issuing Trustee, any proceedings including, but not limited to, proceedings in relation to any insurance in respect of any of the Charged Property;

                  (u) insolvency proceedings: in connection with any Charged Property, to make any debtor bankrupt, wind-up any company, corporation or other entity and do all things in relation to any bankruptcy or winding-up which the Receiver thinks necessary or desirable including, but not limited to, attending and voting at creditors' meetings and appointing proxies for those meetings;

                  (v) execute documents: in connection with any Charged Property, to enter into and execute any document or agreement in the name of the Receiver or the name or on behalf of the Issuing Trustee including, but not limited to, notices, bills of exchange, cheques or promissory notes for any of the purposes of this Deed;

                  (w) vote: to exercise any voting rights or powers in respect of any part of the Charged Property;

                  (x) ability of Issuing Trustee: to do anything the Issuing Trustee could do in respect of the Charged Property; and

                  (y) incidental power: to do anything necessary or incidental to the exercise of any Power of the Receiver.

         9.4      Nature of Receiver's Powers

                  The Powers of the Receiver must be construed independently and no one Power limits the generality of any other Power. Any dealing under any Power of the Receiver will be on the terms and conditions the Receiver thinks fit.

         9.5      Status of Receiver after commencement of winding-up

                  (a) The power to appoint a Receiver under clause 9.1 may be exercised even if at the time an Event of Default occurs or if at the time a Receiver is appointed, an order has been made or a resolution has been passed for the winding-up of the Issuing Trustee or any event set out in clause 4.4(a)(1)(E) to clause 4.4(a)(1)(K) has occurred.

                  (b) If for any reason, including, but not limited to operation of law, a Receiver:

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                                   Security Trust Deed - SMHL Global Fund No. 9

                       (1) appointed in the circumstances described in clause 9.5(a); or

                       (2)  appointed at any other time,

                       ceases to be the agent of the Issuing Trustee upon or by virtue of, or as a result of, an order or a resolution being passed for the winding-up of the Issuing Trustee, then the Receiver immediately becomes the agent of the Security Trustee.

         9.6      Powers exercisable by the Security Trustee

                  (a) Whether or not a Receiver is appointed under clause 9.1, the Security Trustee may, on or after the occurrence of an Event of Default and without giving notice to any person, exercise any Power of the Receiver in addition to any Power of the Security Trustee.

                  (b) The exercise of any Power by the Security Trustee, Receiver or Attorney does not cause or deem the Security Trustee, Receiver or Attorney:

                       (1)  to be a mortgagee in possession;

                       (2)  to account as mortgagee in possession; or

                       (3) to be answerable for any act or omission for which a mortgagee in possession is liable.

         9.7      Notice of exercise of rights

                  The Security Trustee, Receiver or Attorney is not required:

                  (a) to give notice of the Charge to any debtor or creditor of the Issuing Trustee or to any other person;

                  (b) to enforce payment of any money payable to the Issuing Trustee including, but not limited to, any of the debts or monetary liabilities charged by this Deed; or

                  (c) to obtain the consent of the Issuing Trustee to any exercise of a Power.

         9.8      Termination of receivership and possession

                  The Security Trustee may, at any time, terminate the appointment of a Receiver and may, at any time, give up possession of the Charged Property.

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10       Security Trustee's Powers

         10.1     Act jointly

                  The Security Trustee or Receiver may exercise any of the powers conferred upon the Security Trustee or the Receiver in conjunction with the exercise of similar powers by any other Encumbrancee of the Charged Property or part thereof or by any receiver appointed by such other Encumbrancee and may enter into and give effect to such agreements and arrangements with such other Encumbrancee or receiver as the Security Trustee or Receiver thinks fit.

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                                   Security Trust Deed - SMHL Global Fund No. 9

         10.2     Appointment of Attorney

                  In consideration of the Security Trustee entering into the Secured Documents, the Issuing Trustee irrevocably appoints each Receiver and each of the directors, secretaries and managers for the time being of the Security Trustee severally its attorney for the purposes set out in clause 10.3.

         10.3     Purposes of appointment

                  The Attorney may, in its name or in the name of the Issuing Trustee, Security Trustee or Receiver, at any time after the occurrence of an Event of Default do any of the following:

                  (a) do any thing which ought to be done by the Issuing Trustee under this Deed;

                  (b) exercise any right, power, authority, discretion or remedy of the Issuing Trustee under:

                       (1)  this Deed;

                       (2)  any other Secured Document; or

                       (3)  any agreement forming part of the Charged Property;

                  (c) do any thing which in the opinion of the Security Trustee, Receiver or Attorney is necessary or expedient for securing or perfecting the Charge;

                  (d) execute in favour of the Security Trustee any legal mortgage, transfer, assignment and any other assurance of any of the Charged Property;

                  (e) execute Deeds of assignment, composition or release in connection with the Charged Property;

                  (f) sell or otherwise part with the possession of any of the Charged Property; and

                  (g) generally, do any other thing, whether or not of the same kind as those set out in clause 10.3 (a) to (f), which in the opinion of the Security Trustee, Receiver or Attorney is necessary or expedient:

                       (1) to more satisfactorily secure to the Security Trustee the payment of the Secured Moneys; or

                       (2)  in relation to any of the Charged Property.

         10.4     Delegation and substitution

                  The Attorney may, at any time, for any of the purposes in clause 10.3, appoint or remove any substitute or delegate or sub-attorney.

         10.5     Security Trustee may make good default

                  If the Issuing Trustee defaults in duly performing observing and fulfilling any covenant on the part of the Issuing Trustee herein contained or implied it shall be lawful for, but not obligatory upon the Security Trustee, without prejudice to any other power of the Security Trustee, to do all things and pay all moneys necessary or expedient in the opinion of the Security Trustee to make good or to attempt to

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  make good such default to the satisfaction of the Security Trustee and all such moneys shall form part of the Secured Moneys.

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11       Protection of Persons Dealing with Security Trustee or Receiver

         11.1     No Enquiry

                  No purchaser or other person dealing with the Security Trustee, the Receiver or any attorney appointed hereunder or to whom is tendered for registration an instrument executed by the Security Trustee, the Receiver or any attorney appointed hereunder, shall be bound to inquire as to whether any Event of Default has occurred or whether the Charge has become enforceable or whether any Secured Moneys are owing or payable or whether the Receiver or attorney has been properly appointed or as to the propriety or regularity of the exercise or purported exercise of any power by the Security Trustee, the Receiver or such attorney or any other matter or thing or be affected by actual or constructive notice that any lease, sale, dealing or instrument is unnecessary or improper and notwithstanding any irregularity or impropriety in any lease, sale, dealing or instrument the same shall as regards the protection and title of the lessee, purchaser or such other person be deemed to be authorised by the aforesaid powers and shall be valid and effectual accordingly.

         11.2     Receipts

                  The receipt of the Security Trustee, the Receiver or any attorney appointed hereunder of any moneys or assets which come into the hands of the Security Trustee, the Receiver or such attorney by virtue of the powers of the Security Trustee, the Receiver or the attorney shall as to the moneys or assets paid or handed over effectually discharge the person, other than the Issuing Trustee, paying or handing over the same from being concerned to see to the application or being answerable or accountable for any loss or misapplication thereof and from any liability to inquire whether the Charge has become enforceable or whether the Secured Moneys have become payable pursuant to the provisions of this Deed or otherwise as to the propriety or regularity of the appointment of such Receiver or attorney or the propriety or regularity of the exercise of such powers by the Security Trustee, the Receiver or the attorney (as the case may be).

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12       Application of Moneys

         12.1     Priority of Payments

                  All moneys received by the Security Trustee or by the Receiver as a result of the exercise of the powers conferred by this Deed in relation to the Charged Property pursuant to the provisions of this Deed shall, subject to this Deed, be applied as follows:

                  (a) Firstly: in payment of all amounts which, to the extent required by law, have priority over the payments specified in the balance of this clause 12.1;

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (b)  Secondly: in payment (pari passu and rateably) of:

                       (1) any fees and any other expenses, liabilities, losses, costs, claims, actions, proceedings, damages, demands, charges, stamp and other duties and Taxes due to the Issuing Trustee, the Security Trustee or the Note Trustee;

                       (2) any fees and any other expenses, liabilities, losses, costs, claims, actions, proceedings, damages, demands, charges, stamp and other duties and Taxes due to the Principal Paying Agent, the Calculation Agent, the Note Registrar, the other Paying Agents or the Class A3 Irish Paying Agent; and

                       (3)  the Receivers remuneration;

                  (c) Thirdly: in payment of all costs, charges, expenses and disbursements incurred in or incidental to the exercise or performance or attempted exercise or performance of any Powers of the Receiver, the Security Trustee, an Attorney or the Note Trustee in relation to the Securitisation Fund and the Charged Property;

                  (d) Fourthly: subject to this clause 12.1, in payment of such other Expenses in relation to the Securitisation Fund or the Charged Property as the Receiver or the Security Trustee shall think fit to pay;

                  (e) Fifthly: in payment of other Encumbrances over the Charged Property of which the Security Trustee is aware having priority to the Charge (including the Prior Interest), in the order of their priority and the Security Trustee and the Receiver shall be entitled to rely upon a certificate from the prior Encumbrancee as to the amount so secured and shall not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by such other prior Encumbrance;

                  (f)  Sixthly: in payment of (pari passu and rateably):

                       (1)  all Secured Moneys owing to the Enhancement
                            Providers;

                       (2) all Secured Moneys owing (as at the date of payment) to;

                            (A) each Class A Offered Noteholder of a Class A1
                                Note as calculated and expressed in the A$
                                Equivalent in the manner set out in clause
                                12.16(a); and

                            (B) each Class A Offered Noteholder of a Class A2
                                Note as calculated and expressed in the A$
                                Equivalent in the manner set out in clause
                                12.16(b);

                       (3) all Secured Moneys owing to each Class A3 Noteholder (as at the date of payment);

                       (4)  all Secured Moneys owing to:

                            (A) each US Currency Swap Provider as calculated
                                and expressed in the A$ Equivalent in the manner set out in clause 12.16(c);

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                                   Security Trust Deed - SMHL Global Fund No. 9

                            (B) each Euro Currency Swap Provider as calculated
                                and expressed in the A$ Equivalent in the manner set out in clause 12.16(d); and

                       (5) all Secured Moneys owing to each Interest Hedge
                           Provider;

                       (6) all Secured Moneys owing to the Redraw Facility Provider;

                       (7) all Secured Moneys owing to the Top-up Funding Facility Provider;

                       (8) all fees and other amounts owing to the Manager under the Master Trust Deed;

                  (g) Seventhly: in payment of all Secured Moneys owing to the Class B Noteholders (as at the date of payment);

                  (h) Eighthly: pari passu and rateably in payment or towards satisfaction of all amounts not covered above owing to any Secured Creditor under any Secured Document;

                  (i) Ninthly: in payment of subsequent Encumbrances over the Charged Property of which the Security Trustee is aware, in the order of their priority and the Security Trustee and the Receiver shall be entitled to rely upon a certificate from any subsequent Encumbrancee as to the amount so secured and shall not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by the subsequent Encumbrance; and

                  (j) Tenthly: the surplus (if any) shall be paid to the Issuing Trustee to be distributed in accordance with the terms of the Master Trust Deed, but shall not carry interest as against the Security Trustee.

         12.2     Moneys Received

                  In applying any moneys towards satisfaction of the Secured Moneys the Issuing Trustee shall be credited only with so much of the said moneys available for that purpose as shall be actually received by the relevant Secured Creditor, Security Trustee or the Receiver and not required for whatever reason to be disgorged, such credit to date from the time of such receipt.

         12.3     Satisfaction of debts

                  Each Secured Creditor shall accept the distribution of moneys under this clause in full and final satisfaction of all Secured Moneys.

         12.4     Investment of Funds

                  If the amount of the moneys at any time available for payment in respect of the Secured Documents in relation to the Securitisation Fund under clause 12.1 shall be less than the total amount then due in respect of the Secured Documents in relation to the Securitisation Fund, the Security Trustee may, at its discretion, invest such moneys upon some or one of the investments authorised under clause
                  12.5 with power from time to time similarly to vary such investments. Such investments with the resulting income therefrom shall be accumulated until the accumulations, together with any other funds for the time being under the control of the Security Trustee and available for such payment, shall amount to at least the

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  total amount then due in respect of the Secured Documents in relation to the Securitisation Fund and then such accumulations and funds (after deduction of any Taxes applicable thereto) shall be applied as specified in clause 12.1.

         12.5     Powers to Invest

                  Any moneys received in or towards satisfaction of the Secured Moneys pending application pursuant to the provisions of this Deed, or surplus moneys which under this Deed ought to or may be invested by the Security Trustee, may be invested in the name or under the control of the Security Trustee in any Authorised Investments which may be selected by the Security Trustee and the Security Trustee may at any time vary or transpose any such investments for or into other such investments and shall not be responsible for any loss occasioned thereby, whether by depreciation in value or otherwise.

         12.6     Limit of Security Trustee's Liability

                  Notwithstanding anything to the contrary contained in this Deed (and subject only to clause 14) the Security Trustee shall be under no obligation to account to any Interested Person for any moneys received pursuant to the trusts of this Deed other than those received by the Security Trustee from the Issuing Trustee or received or recovered by the Security Trustee or the Receiver hereunder, subject always to such deductions and withholdings by the Security Trustee or the Receiver as are authorised by this Deed.

         12.7     Amounts contingently due

                  (a) If at the time of a distribution of any money under clause 12.1 any part of the Secured Moneys is contingently owing to any Secured Creditor, the Security Trustee, Receiver or Attorney may retain an amount equal to the amount contingently owing or any part of it.

                  (b) If the Security Trustee, Receiver or Attorney retains any amount under clause 12.7(a) it must place that amount on short-term interest bearing deposit which is an Authorised Investment until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the Security Trustee, Receiver or Attorney must:

                       (1) pay to the Secured Creditor the amount which has become actually due to it; and

                       (2) apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance with clause 12.1.

         12.8     Notice of a subsequent Encumbrance

                  (a) If the Security Trustee receives actual or constructive notice of a subsequent Encumbrance, the Security
                       Trustee:

                       (1) may open a new account in the name of the Issuing Trustee in its books; or

                       (2) is regarded as having opened a new account in the name of the Issuing Trustee in its books,

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                                   Security Trust Deed - SMHL Global Fund No. 9

                          on the date it received or was regarded as having received notice of the subsequent Encumbrance.

                  (b) From the date on which that new account is opened or regarded as opened:

                       (1) all payments made by the Issuing Trustee to the Security Trustee; and

                       (2) all financial accommodation and advances by the Security Trustee to the Issuing Trustee,

                       are or are regarded as credited and debited, as the case may be, to the new account.

                  (c) The payments by the Issuing Trustee under clause 12.8(b) must be applied:

                       (1) first, in reduction of the debit balance, if any, in the new account; and

                       (2) second, if there is no debit balance in the new account, in reduction of the Secured Moneys which have not been debited or regarded as debited to the new account.

         12.9     Payments into Euro Account

                  (a) The Issuing Trustee must direct the Euro Currency Swap Provider to pay all amounts denominated in Euro payable to the Issuing Trustee by the Euro Currency Swap Provider under the Euro Currency Swap into the Euro Account or to the Principal Paying Agent.

                  (b) If the Issuing Trustee receives any amount denominated in Euro from the Euro Currency Swap Provider under the Euro Currency Swap it will promptly pay that amount to the credit of the Euro Account or to the Principal Paying Agent.

         12.10    Payments out of Euro Account

                  (a) The Issuing Trustee must, or must require that the Paying Agents on its behalf, pay all amounts credited to the Euro Account as follows and in accordance with the Notes Supplementary Bond Terms Notice for the Securitisation Fund and the Note Trust Deed.

                  (b) All amounts credited to the Euro Account by the Euro Currency Swap Provider in relation to a payment by the Issuing Trustee under clause 12.1(f)(2), will be applied pari passu to pay all Secured Moneys owing to Class A2 Noteholders.

         12.11    Payments into US$ Account

                  (a) The Issuing Trustee must direct the US Currency Swap Provider to pay all amounts denominated in US$ payable to the Issuing Trustee by the US Currency Swap Provider under the US Currency Swap into the US$ Account or to the Principal Paying Agent.

                  (b) If the Issuing Trustee receives any amount denominated in US$ from the US Currency Swap Provider under the US Currency Swap it will promptly

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                                   Security Trust Deed - SMHL Global Fund No. 9

                       pay that amount to the credit of the US$ Account or to the Principal Paying Agent.

         12.12    Payments out of US$ Account

                  (a) The Issuing Trustee must, or must require that the Paying Agents on its behalf, pay all amounts credited to the US$ Account as follows and in accordance with the Notes Supplementary Bond Terms Notice for the Securitisation Fund and the Note Trust Deed.

                  (b) All amounts credited to the US$ Account by the US Currency Swap Provider in relation to a payment by the Issuing Trustee under clause 12.1(f)(2), will be applied pari passu to pay all Secured Moneys owing to Class A1 Noteholders.

         12.13    Excluded amounts

                  The following amounts shall not be treated as assets of the Trust available for distribution under clause 12.1:

                  (a) the proceeds of cash collateral lodged by the provider of an Interest Hedge which are payable to that person under that Interest Hedge;

                  (b) the proceeds of cash collateral lodged by the provider of a Currency Swap which are payable to that person under that Currency Swap; and

                  (c) the proceeds of any other cash collateral lodged by an Enhancement Provider under an Enhancement which are payable to the Enhancement Provider.

                  This clause 12.13 shall not apply to the extent that the relevant moneys are applied in accordance with the relevant document to satisfy any obligation owed to the Issuing Trustee by the relevant Interest Hedge Provider, Currency Swap Provider or Enhancement Provider.

         12.14    Proportionate Sharing

                  (a) Whenever any Secured Creditor receives or recovers any money in respect of any sum due from the Issuing Trustee under a Secured Document in any way (including without limitation by set-off) except those referred to in clause 12.13 or through distribution by the Security Trustee under this Deed (the Received Moneys) after the Charge has been enforced:

                       (1) the Secured Creditor must immediately notify the Security Trustee;

                       (2) the Secured Creditor must immediately pay that money to the Security Trustee (unless the Security Trustee directs otherwise). As between each Class A Noteholder, such payments (if any) are to be made pari passu and rateably;

                       (3) the Security Trustee must treat the payment as if it were a payment by the Issuing Trustee on account of all sums then payable to the Secured Creditors; and

                       (4)  (A)  the payment or recovery will be taken to have
                                 been a payment for the account of the Security Trustee and not to the

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                                   Security Trust Deed - SMHL Global Fund No. 9

                                 Secured Creditor for its own account, and to that extent the liability of the Issuing Trustee to the Secured Creditor will not be reduced by the recovery or payment, other than to the extent of any distribution received by the Secured Creditor under paragraph 12.14(a)(3); and

                            (B) (without limiting sub-paragraph 12.14(a)(4)(A)) immediately on the Secured Creditor making or becoming liable to make a payment under paragraph 12.14(a)(2), the Issuing Trustee shall indemnify the Secured Creditor against the payment to the extent that (despite sub-paragraph 12.14(a)(4)(A)) its liability has been discharged by the recovery or payment.

                  (b) If a Secured Creditor receives or recovers any Received Moneys, and does not pay that amount to the Security Trustee under clause 12.14(a), the Security Trustee may retain out of amounts which would otherwise be payable to the Secured Creditor under this Deed any amounts which the Security Trustee considers necessary to put all Secured Creditors in the same position as if that Secured Creditor had complied with, or been required to comply with, clause 12.14(a) and the Security Trustee's obligation to apply monies to such Secured Creditor shall be discharged to the extent of such retention.

         12.15    Currency Indemnity

                  The Issuing Trustee shall indemnify each Secured Creditor against any deficiency which arises whenever, for any reason (including as a result of a judgement, order or Insolvency Event):

                  (a) that Secured Creditor receives or recovers an amount in one currency (the Payment Currency) in respect of any amount denominated under a Secured Document in another currency (the Due Currency); and

                  (b) the amount actually received or recovered by that Secured Creditor in accordance with its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

         12.16    Currency conversion

                  (a) For the purposes of determining the pro rata entitlements of Class A1 Noteholders for amounts available for distribution under clause 12.1 (but without limiting the amounts actually available to be converted to the relevant currency at any time, or to be applied towards paying Class A1 Noteholders under clause 12.1), the A$ Equivalent of the US$ denominated amount owed to the Class A1 Noteholders will be determined by the Manager and notified to the Security Trustee by reference to:

                       (1) if the US Currency Swap is then in full force and effect, the A$ Exchange Rate; or

                       (2) if the US Currency Swap is not then in full force and effect, the spot rate of exchange advised to the Security Trustee by the

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                                   Security Trust Deed - SMHL Global Fund No. 9

                            Manager which is used for calculation of amounts payable on the occurrence of an Early Termination Date under the relevant US Currency Swap (as determined under that US Currency Swap).

                  (b) For the purposes of determining the pro rata entitlements of Class A2 Noteholders for amounts available for distribution under clause 12.1 (but without limiting the amounts actually available to be converted to the relevant currency at any time, or to be applied towards paying Class A2 Noteholders under clause 12.1, the A$ Equivalent of the Euro denominated amount owed to the Class A2 Noteholders will be determined by the Manager and notified to the Security Trustee by reference to:

                       (1) if the Euro Currency Swap is then in full force and effect, the A$ Exchange Rate; or

                       (2) if the Euro Currency Swap is not then in full force and effect, the spot rate of exchange advised to the Security Trustee by the Manager which is used for calculation of amounts payable on the occurrence of an Early Termination Date under the relevant Euro Currency Swap (as determined under that Euro Currency Swap).

                  (c) For the purposes of determining the pro rata entitlements of the US Currency Swap Provider for amounts available for distribution under clause 12.1 (but without limiting the amounts actually available to be converted to the relevant currency at any time, or to be applied towards paying the US Currency Swap Provider under clause 12.1), the A$ Equivalent of the US$ denominated amounts owed to the US Currency Swap Provider will be determined by the Manager and notified to the Security Trustee by reference to:

                       (1) if the US Currency Swap is then in full force and effect, the A$ Exchange Rate; or

                       (2) if the US Currency Swap is not then in full force and effect, the spot rate of exchange advised to the Security Trustee by the Manager which is used for calculation of amounts payable on the occurrence of an Early Termination Date under the relevant US Currency Swap (as determined under that US Currency Swap).

                  (d) For the purposes of determining the pro rata entitlements of the Euro Currency Swap Provider for amounts available for distribution under clause 12.1 (but without limiting the amounts actually available to be converted to the relevant currency at any time, or to be applied towards paying the Euro Currency Swap Provider under clause 12.1), the A$ Equivalent of the Euro denominated amounts owed to the Euro Currency Swap Provider will be determined by the Manager and notified to the Security Trustee by reference to:

                       (1) if the Euro Currency Swap is then in full force and effect, the A$ Exchange Rate; or

                       (2) if the Euro Currency Swap is not then in full force and effect, the spot rate of exchange advised to the Security Trustee by the Manager which is used for calculation of amounts payable on the

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                                   Security Trust Deed - SMHL Global Fund No. 9

                            occurrence of an Early Termination Date under the relevant Euro Currency Swap (as determined under that Euro Currency Swap).

                  (e) Any amount to be paid to a Class of Noteholders or a Currency Swap Provider must be made in A$, US$ or Euro as applicable (and where relevant based on the respective entitlements calculated under clause 12.16(a) to 12.16(d) as applicable). All amounts held in A$ must, to the extent required to be converted to the relevant currency after the relevant Currency Swap has terminated, be converted to the relevant currency at the available spot rate of exchange for acquiring that currency in the spot foreign exchange market as at the time of conversion, provided that if, following that conversion and based on their respective entitlements, any Class of Noteholders or Currency Swap Provider would be entitled to an amount greater than their Secured Moneys as at the relevant date of payment, the excess is to be applied (in the applicable currency) towards payment of the Secured Moneys of Secured Creditors who rank equally within that Class of Noteholders or equally with that Currency Swap Provider.

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13       Remuneration and Indemnification of Security Trustee

         13.1     Fee

                  (a) Upon and from the Charge becoming enforceable, the Security Trustee shall be entitled from the proceeds of the Charged Property by way of remuneration for the Security Trustee's services hereunder to a fee being the time costs of the employees of the Security Trustee during that period for the time spent by such employees relating to the enforcement of the Charge, and any matters incidental thereto, costed at the rate then usually charged by the Security Trustee for the services of such employees to external parties of the Security Trustee.

                  (b) The Security Trustee's fee under sub-clause (a) shall be payable in arrears for a given period on the same dates as the Issuing Trustee's fee under the Master Trust Deed for the Securitisation Fund.

         13.2     Cessation of Fee

                  The Security Trustee shall not be entitled to remuneration pursuant to clause 13.1 in respect of any period after the Charge Release Date.

         13.3     Expenses

                  The Issuing Trustee shall from the assets of the Fund pay or discharge all costs, charges, liabilities and expenses reasonably incurred by the Security Trustee in relation to the preparation and execution of this Deed including, but not limited to reasonable legal expenses and any stamp and other Taxes or duties paid by the Security Trustee in connection with the preparation and execution of this Deed.

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                                   Security Trust Deed - SMHL Global Fund No. 9

         13.4     Costs

                  All costs, charges and expenses incurred and payments made by the Security Trustee in the lawful exercise of its Powers are payable or reimbursable by the Issuing Trustee within fourteen days following demand by the Security Trustee.

         13.5     Indemnity

                  Subject to clause 26, the Issuing Trustee shall indemnify the Security Trustee and every or any Receiver, Attorney, or other person appointed under this Deed in respect of all liabilities and reasonable expenses (including Taxes) properly incurred by it or by any person appointed by it or to whom any duties, powers, trusts, authorities or discretions may be delegated by it in the execution or purported execution of any duties, powers, trusts, authorities or discretions vested in it hereby and against all liabilities, actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating hereto. Failing due payment in accordance with the preceding provision of this clause, the Security Trustee may in priority to any payment to the Secured Creditors retain and pay out of any moneys in its hands upon the trusts of this Deed the amount of any such liabilities and expenses, and also any remuneration outstanding to the Security Trustee under this clause 13.

         13.6     Non-Discharge

                  Unless otherwise specifically stated in any discharge of the trusts of this Deed the provisions of this clause 13 shall continue in full force and effect despite such discharge.


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14       Supplemental Security Trustee Provisions

         14.1     Additional Powers, Protections, etc.

                  By way of supplement to any Statute regulating the conduct of the trusts contained in this Deed and in addition to the powers and rights which may from time to time be vested in the Security Trustee by the general law it is expressly declared as follows:

                  (a) (Act on Professional Advice): The Security Trustee may act on the opinion or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the Security Trustee and shall not be responsible to any Interested Person for any loss occasioned by so acting so long as the Security Trustee has exercised good faith in respect of the appointment. Any such opinion, advice or information may be sent or obtained by letter or facsimile transmission and the Security Trustee shall not be liable to any Interested Person for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even though it shall contain some error which is not a manifest error or shall not be authentic.

                  (b) (No Enquiry): The Security Trustee shall not be bound to give notice to any person of the execution hereof or to take any steps to ascertain whether

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                                   Security Trust Deed - SMHL Global Fund No. 9

                       any Event of Default has happened and, until it shall have actual knowledge or shall have express notice to the contrary, the Security Trustee shall be entitled to assume that no such Event of Default has happened and that the Issuing Trustee is performing all its obligations under this Deed and under the Secured Documents, and that all other persons are performing all of the obligations imposed on them under the Transaction Documents.

                  (c) (Acts Pursuant to Resolutions): The Security Trustee shall not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Secured Creditors in respect whereof minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of such meeting or the passing of such resolution or that for any reason such resolution was not valid or binding upon the Secured Creditors.

                  (d) (Directors' Certificates): The Security Trustee may call for and may accept as sufficient evidence of any fact or matter or of the expediency of any dealing, transaction, step or thing a certificate signed by any two directors or duly authorised officers of the Issuing Trustee or the Manager as to any fact or matter upon which the Security Trustee may, in the exercise of any of its duties, powers, authorities and discretions hereunder, require to be satisfied or to have information to the effect that in the opinion of the person or persons so certifying any particular dealing, transaction, step or thing is expedient and the Security Trustee shall not be bound to call for further evidence and shall not be responsible for any loss that may be occasioned by acting on any such certificate.

                  (e) (Custody of Documents): The Security Trustee may hold or deposit this Deed and any deed or documents relating hereto or to the Secured Documents with any banker or banking company or entity whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers believed by it to be of good repute and the Security Trustee shall not be responsible for any loss incurred in connection with any such holding or deposit and may pay all sums to be paid on account of or in respect of any such deposit.

                  (f) (Discretion): The Security Trustee shall, as regards all the powers, trusts, authorities and discretions vested in it hereby, have absolute and uncontrolled discretion as to the exercise thereof and shall, subject to clause 14.4, be in no way responsible to any Interested Person or any other person for any loss, costs, damages, expenses or inconvenience which may result from the exercise or non-exercise thereof.

                  (g) (Employ Agents): Wherever it considers it expedient in the interests of the Secured Creditors, the Security Trustee may, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of money under this Deed). Any such agent being a lawyer, banker, broker or other person engaged in any profession or business shall be entitled to

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                                   Security Trust Deed - SMHL Global Fund No. 9

                       charge and be paid all usual professional and other charges for business transacted and acts done by him or any partner of his or by his firm in connection with the trusts hereof and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his partners or firm on matters arising in connection herewith including matters which might or should have been attended to in person by a trustee not being a lawyer, banker, broker or other professional person.

                  (h) (Delegation): The Security Trustee may whenever it thinks it expedient in the interests of Secured Creditors, delegate to any person or fluctuating body of persons selected by it (including, without limitation, a Related Body Corporate) all or any of the duties, powers, trusts, authorities and discretions vested in the Security Trustee by this Deed. Any such delegation may be by power of attorney or in such other manner as the Security Trustee may think fit and may be made upon such terms and conditions (including power to sub-delegate) as the Security Trustee may think fit. Except for its own fraud, negligence or wilful default, the Security Trustee is not liable for any loss incurred as a result of any fraud, neglect, default or breach of duty by any of its attorneys, agents or delegates provided that the Security Trustee exercised reasonable care in choosing each such person and such appointment was made in good faith, except where such attorney, agent or delegate is a Related Body Corporate of the Security Trustee or the Security Trustee expressly directed the relevant attorney, agent or delegate to take or not to take (as applicable) the relevant action (in which case the Security Trustee is liable for the action or inaction of such person).

                  (i) (Disclosure): Subject to this Deed, the Security Trustee may disclose to any Secured Creditor any confidential, financial or other information made available to the Security Trustee by the Issuing Trustee, the Manager, any other Interested Person or any other person in connection with this Deed.

                  (j) (Determination): The Security Trustee, as between itself and the Secured Creditors, shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Deed and every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the Security Trustee, shall be conclusive and shall bind the Security Trustee and the Secured Creditors.

         14.2     Security Trustee Not Precluded From Entering into Contracts

                  The Security Trustee, any Related Body Corporate of the Security Trustee and any director or officer of the Security Trustee or of any Related Body Corporate of the Security Trustee shall not be precluded from subscribing for some or all of the Notes with or without a commission or other remuneration or from purchasing or otherwise acquiring, holding, dealing in or disposing of Notes, at any time from contracting or entering into any financial or other transactions with the Issuing Trustee, the Manager or any Related Body Corporate thereof or from being interested in any contract or transaction or from accepting and holding the office of trustee for the holders of any securities or interests of the Issuing Trustee, the Manager or any Related Body Corporate thereof and shall not be liable to account

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                                                                         page 43
                  to any Interested Person for any profit made by it or him thereby or in connection therewith, provided that the Security Trustee, any Related Body Corporate of the Security Trustee and any director or officer of the Security Trustee or any Related Body Corporate of the Security Trustee shall, in connection with the above mentioned, act in utmost good faith in relation to the Interested Person.

         14.3     Duties of the Security Trustee

                  The Security Trustee has no duties or responsibilities in its capacity as trustee other than those expressly set out in this Deed.

         14.4     Security Trustee Liable for Negligence etc.

                  Subject to clause 14.5, nothing in this Deed shall, in any case where the Security Trustee has failed to comply with the terms of this Deed, or to show the degree of skill, care and diligence required of it as Security Trustee (having regard to the provisions of this Deed conferring on the Security Trustee any duties, powers, trusts, authorities or discretions) relieve or indemnify the Security Trustee from or against any liability which would otherwise attach to it in respect of any fraud, negligence or wilful default.

         14.5     Reliance on Experts

                  The Security Trustee may act upon the opinion or statement or certificate or advice of or information obtained from any barrister, solicitor, banker, accountant, broker, valuer or other person believed by it in good faith to be expert or properly informed in relation to the matters upon which they are consulted and the Security Trustee shall not be liable for anything done or suffered by it in good faith in reliance upon such opinion, statement, certificate, advice or information so long as the Security Trustee has exercised good faith in respect of the appointment.

         14.6     Information

                  The Issuing Trustee and the Manager authorises:

                  (a)  the Security Trustee to provide any Secured Creditor;

                  (b) the Note Trustee and any Paying Agent to provide any Class A Offered Noteholder; and

                  (c) the Class A3 Irish Paying Agent to provide any Class A3 Noteholder,

                  with any information concerning the Securitisation Fund and Notes which may come into the possession of the Security Trustee, the Note Trustee, or any Paying Agent or the Class A3 Irish Paying Agent (as the case may be). Save for the information which is required by any Transaction Document to be provided by it to the respective persons referred to in paragraph 14.6(a) or 14.6(b) (as the case may be), none of the Security Trustee, Note Trustee, Paying Agents, or the Class A3 Irish Paying Agent need otherwise provide any other person with such information.

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                                   Security Trust Deed - SMHL Global Fund No. 9

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15       Retirement and Removal of Security Trustee

         15.1     Retirement

                  The Security Trustee may retire at any time upon giving not less than three months' notice (or such shorter period as the Manager may agree) in writing to the Issuing Trustee, the Note Trustee, each Designated Rating Agency and the Manager without assigning any reason. The retiring Security Trustee will be responsible for any costs incurred as a result of a voluntary retirement.

         15.2     Removal

                  The Security Trustee may be removed:

                  (a) by the Manager after prior notice to each Designated Rating Agency if any of the following occurs in relation to the Security Trustee in its personal capacity:

                       (1) the commencement of the winding up of the Security Trustee;

                       (2) the appointment of a receiver or administrator or analogous person in respect of the whole or part of the undertaking of the Security Trustee;

                       (3) the cessation by the Security Trustee of its business;

                       (4) a compromise or arrangement by the Security Trustee with its creditors;

                       (5) failure of the Security Trustee to remedy within fourteen days after written notice by the Manager any material breach of duty on the part of the Security Trustee; or

                       (6) if without the prior written consent of the Manager there occurs:

                            (A) a change in fifty-one per cent (or such other
                                percentage the Manager may in its absolute discretion determine shall constitute a change in the effective control of the Security Trustee) of the shareholding of the Security Trustee existing at the date of this Deed (whether occurring at one time or through a series or succession of transfers or issues of shares);

                            (B) a change in the effective management of the
                                Security Trustee as existing at the date of this Deed such that the Security Trustee is no longer able to fulfil its duties and obligations in relation to the Charged Property; or

                            (C) the establishment by any means of any trust
                                under which any third party becomes a
                                beneficial owner of any of the Security
                                Trustee's rights under this Deed,

                            and the determination of the Manager (acting bona fide and reasonably) that any of these matters has occurred shall be conclusive; and

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (b) at any time by an Extraordinary Resolution of the Voting Secured Creditors.

         15.3     Appointment

                  The power of appointing a new Security Trustee shall be vested in the Manager but no person shall be so appointed who shall not have previously been approved by an Extraordinary Resolution of the Voting Secured Creditors. Any appointment of a new Security Trustee shall as soon as practicable thereafter be notified by the Manager to the Secured Creditors.

         15.4     Retirement or Removal Effective

                  (a) Subject to clause 15.4(b)), the retirement or removal of the Security Trustee shall not become effective until a new Security Trustee is appointed and the Manager has received confirmation by the Designated Rating Agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the Notes.

                  (b)  If the Security Trustee gives notice pursuant to clause
                       15.1 and no new Security Trustee have been appointed by the Manager prior to the expiry of this notice, the retirement of the Security Trustee shall become effective upon expiry of the notice given under clause
                       15.1 and the Manager shall act as an interim Security Trustee until the new Security Trustee has been appointed and the Manager has received confirmation by the Designated Rating Agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the Notes.

         15.5     Vesting of Property in Security Trustee

                  The new Security Trustee shall forthwith upon appointment execute a deed in such form as the Manager may reasonably require whereby such new Security Trustee undertakes to the Secured Creditors jointly and severally to be bound by all the covenants and obligations on the part of the outgoing Security Trustee under this Deed from the date of such appointment and from such date the outgoing Security Trustee will be absolved and released from all such covenants and obligations under this Deed in respect thereof (save in respect of any antecedent fraud, negligence or wilful default) and the new Security Trustee will and may thereafter exercise all the powers and enjoy all the rights and will be subject to all the duties and obligations of the Security Trustee under this Deed in respect thereof as fully as though the new Security Trustee had been originally named as a party to this Deed.

         15.6     Retention of Lien

                  Notwithstanding any release of the outgoing Security Trustee under this clause, the outgoing Security Trustee shall remain entitled to the benefit of the indemnities granted by this Deed to the outgoing Security Trustee in respect of any liability, cost or other obligation incurred by it whilst acting as Security Trustee, as if it were still the Security Trustee under this Deed.

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                                   Security Trust Deed - SMHL Global Fund No. 9

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16       Meetings of Secured Creditors

         16.1     Meetings Regulated by the Schedule

                  The provisions of the Schedule shall apply to all meetings of Secured Creditors and to the passing of resolutions thereat.

         16.2     Limitation on Security Trustee's Powers

                  Save as provided for in this Deed, the Security Trustee shall not assent or give effect to any matter which a meeting of Secured Creditors is empowered by Extraordinary Resolution to do, unless the Security Trustee has previously been authorised to do so by an Extraordinary Resolution of Voting Secured Creditors.

         16.3     Security Trustee rights

                  (a) Despite any other provision of this Deed, for so long as the Noteholder Secured Creditors are the only Voting Secured Creditors they may direct the Security Trustee to do any act or thing which the Security Trustee is required to do, or may only do, at the direction of an Extraordinary Resolution of Voting Secured Creditors including those acts or things referred to in clause 12 of Schedule 1 and the Security Trustee shall, subject to this Deed, comply with such direction of the Noteholder Secured Creditors.

                  (b) Neither the Security Trustee nor the Manager may call a meeting of Voting Secured Creditors while the Noteholder Secured Creditors are the only Voting Secured Creditors, unless the Noteholder Secured Creditors otherwise consent.

                  (c) Despite any other provision of this Deed, at any time while an Event of Default subsists:

                       (1) if the Noteholder Secured Creditors are not the only Voting Secured Creditors; and

                       (2) if Noteholder Secured Creditors direct the Security Trustee to enforce the Charge (including whether in the case of the Note Trustee as directed to do so by the Class A Offered Noteholders or as it determines on behalf of the Class A Offered Noteholders), the Security Trustee shall enforce the Charge under clause 7.2 as if directed to do so by an Extraordinary Resolution of Voting Secured Creditors and clause 16.3(a) shall apply as if the Noteholder Secured Creditors were the only Voting Secured Creditors.

                  (d) The Security Trustee shall not be liable to any Secured Creditor for acting, or not acting, on the directions of the Noteholder Secured Creditors except where in so doing the Security Trustee engages in any fraud, negligence or wilful default.

                  (e) Any reference to the Noteholder Secured Creditors where:

                       (1)  they are the only Voting Secured Creditors; or

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                                   Security Trust Deed - SMHL Global Fund No. 9

                       (2) where the consent of the Noteholder Secured Creditors is required under this Deed in relation to a discretion or act of the Security Trustee,

                       means so many of the Noteholder Secured Creditors who represent more than 50% of the aggregate of the Invested Amount of the Class A Notes and the Class B Notes each calculated and expressed in the A$ Equivalent.

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17       Continuing Security and Releases

         17.1     Liability Preserved

                  Notwithstanding any payout figure quoted or other form of account stated by the Security Trustee and notwithstanding the rule in Groongal Pastoral Company Limited (In Liquidation) v. Falkiner (1924) 35 CLR 157, no grant of full or partial satisfaction of or discharge from this Deed by the Security Trustee shall release the Issuing Trustee hereunder until all the Secured Moneys have in fact been received by the Security Trustee and are not liable for whatever reason to be disgorged notwithstanding that such quotation or statement of account may have arisen from the mistake, negligence, error of law or error of fact of the Security Trustee its servants or agents.

         17.2     Issuing Trustee's Liability Not Affected

                  This Deed and the liability of the Issuing Trustee hereunder shall not be affected or discharged by any of the following:

                  (a) (Indulgence): the granting to the Issuing Trustee or to any other person of any time or other indulgence or consideration;

                  (b) (Delay in Recovery): the Security Trustee failing or neglecting to recover by the realisation of any other security or otherwise any of the Secured Moneys;

                  (c) (Laches): any other laches, acquiescence, delay, act, omission or mistake on the part of the Security Trustee or any other person; or

                  (d) (Release): the release, discharge, abandonment or transfer whether wholly or partially and with or without consideration of any other security judgment or negotiable instrument held from time to time or recovered by the Security Trustee from or against the Issuing Trustee or any other person.

         17.3     Waiver by Issuing Trustee

                  The Issuing Trustee hereby waives in favour of the Security
                  Trustee:

                  (a) all rights whatsoever against the Security Trustee and any other person estate or assets so far as necessary to give effect to anything in this Deed;

                  (b) promptness and diligence on the part of the Security Trustee and any other requirement that the Security Trustee take any action or exhaust any right against any other person before enforcing this Deed; and

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (c) all rights inconsistent with the provisions of this Deed including any rights as to contribution or subrogation which the Issuing Trustee might otherwise be entitled to claim or enforce.

         17.4     No Notice or Enforcement

                  It shall not be incumbent on the Security Trustee to give any notice of the Charge to any debtors of the Issuing Trustee or to any purchaser or any other person whomsoever or, subject to this Deed, to enforce payment of any moneys payable to the Issuing Trustee or to realise any of the Charged Property or to take any steps or proceedings for that purpose unless the Security Trustee thinks fit to do so.

         17.5     No Liability for Loss

                  The Security Trustee shall not nor shall any Receiver be liable or otherwise accountable for any omission delay or mistake or any loss or irregularity in or about the exercise, attempted exercise non-exercise or purported exercise of any of the powers of the Security Trustee or of the Receiver except for actual fraud, negligence or wilful default.

         17.6     No Liability to Account

                  Neither the Security Trustee nor any Receiver shall by reason of the Security Trustee or the Receiver entering into possession of the Charged Property or any part thereof be liable to account as mortgagee or chargee in possession or for anything except actual receipts or be liable for any loss upon realisation or for any default, omission, delay or mistake for which a mortgagee or chargee in possession might be liable.

         17.7     Indemnity Regarding Exercise of Powers

                  Without prejudice to the right of indemnity given to trustees by law, each of the Security Trustee and the Receiver shall be entitled to be indemnified out of the Charged Property in respect of all costs expenses liabilities and losses incurred by it in the execution or purported execution of the provisions hereof or of any of the powers vested in it pursuant to this Deed, including liabilities and expenses consequent upon any mistake, oversight, error of judgment or want of prudence on the part of the Security Trustee or the Receiver and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the Charged Property unless any of the foregoing is due to actual fraud, negligence or wilful default of the Security Trustee and the Security Trustee may obtain and pay out of any moneys in its possession arising from the trusts or powers of this Deed all sums necessary to effect such indemnity.

         17.8     No Conflict

                  The Security Trustee and any Receiver may exercise any power under this Deed notwithstanding that the exercise of that power involves a conflict between any duty owed to the Issuing Trustee by the Security Trustee or such Receiver and:

                  (a) any duty owed by the Security Trustee or Receiver to any other person; or

                  (b)  the interests of the Security Trustee or Receiver.

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                                   Security Trust Deed - SMHL Global Fund No. 9

         17.9     Contract Involving Conflict of Duty

                  Any contract which involves any such conflict of duty or interest shall not be void or voidable by virtue of any such conflict of duty or interest nor shall the Security Trustee or Receiver be liable to account to the Issuing Trustee or any other person for any moneys because of any such conflict of interest or duty.

         17.10    Benefit for Receiver etc.

                  The Security Trustee shall be deemed to have accepted the benefit of this clause 17 as agent for the Receiver and any attorney, agent or other person appointed hereunder or by the Security Trustee who are not parties to this Deed and the Security Trustee shall hold the benefit of such provisions on trust for the benefit of those grantees.

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18       Assurance

         18.1     Further Assurance

                  The Issuing Trustee shall procure that all persons having or claiming any estate or interest in the Charged Property or any part thereof shall from time to time and at all times hereafter upon the request of the Security Trustee and at the cost of the Issuing Trustee, make do and execute or cause to be made, done and executed all such acts, deeds and assurances whatsoever for more satisfactorily securing to the Security Trustee the payment of the Secured Moneys or for assuring or more satisfactorily assuring the Charged Property to the Security Trustee or as the Security Trustee may direct and in particular shall, whenever requested by the Security Trustee so to do, execute in favour of the Security Trustee such legal mortgages transfers assignments or other assurances of all or any part of the Charged Property in such form and containing such powers and provisions as the Security Trustee shall require.

         18.2     Postponement or Waiver of Encumbrances

                  The Manager and the Issuing Trustee shall if required by the Security Trustee forthwith cause:

                  (a) any Encumbrance (other than the Prior Interest) which has arisen or which arises from time to time by operation of law over the Charged Property in favour of any person including the Issuing Trustee to be at the Security Trustee's option postponed in all respects after and subject to this Deed or to be otherwise discharged released or terminated; and

                  (b) any borrowing or other obligation secured by any such Encumbrance at the Security Trustee's option to be waived released paid or performed.

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                                   Security Trust Deed - SMHL Global Fund No. 9

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19       Payments

         19.1     Moneys Repayable as Agreed or on Demand

                  In the absence of any agreement to the contrary, the Secured Moneys shall following the occurrence of an Event of Default be payable by the Issuing Trustee to the Security Trustee in Dollars immediately upon demand by the Security Trustee.

         19.2     No Set-Off or Deduction

                  All payments by the Issuing Trustee of any moneys forming part of the Secured Moneys shall be free of any set-off or counterclaim and without deduction or withholding for any present or future Taxes unless the Issuing Trustee is compelled by law to deduct or withhold the same.

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20       Discharge of the Charge

         20.1     Release

                  Upon the Manager providing a certificate to the Security Trustee stating that all Secured Moneys have been paid in full and that all the obligations have been performed, observed and fulfilled, including that all costs, charges, moneys and expenses incurred by or payable to or at the direction of the Security Trustee, the Receiver or any attorney appointed hereunder in respect of the Securitisation Fund have been paid (upon which certificate, the Security Trustee may rely conclusively) and upon adequate provision having been made to the reasonable satisfaction of the Security Trustee of all costs, charges, moneys and expenses reasonably likely thereafter to be incurred by or payable to or at the direction of the Security Trustee, the Receiver or any attorney appointed hereunder in respect of the Securitisation Fund, then the Security Trustee shall, subject to clause 20.2, at the request of the Manager or the Issuing Trustee, and at the cost of the Issuing Trustee, release the Charged Property from the Charge and this Deed.

         20.2     Contingent Liabilities

                  The Security Trustee shall be under no obligation to grant a release of the Charge or this Deed in respect of the Securitisation Fund unless at the time such release is sought:

                  (a) none of the Secured Moneys in respect of the Securitisation Fund are contingently or prospectively owing except where there is no reasonable likelihood of the contingent or prospective event occurring; and

                  (b) the Security Trustee has no contingent or prospective liabilities in respect of the Securitisation Fund whether or not there is any reasonable likelihood of such liabilities becoming actual liabilities in respect of any bills, notes, drafts, cheques, guarantees, letters of credit or other instruments or documents issued, drawn, endorsed or accepted by the Security Trustee for the account or at the request of the Issuing Trustee for the Securitisation Fund.

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                                   Security Trust Deed - SMHL Global Fund No. 9

         20.3     Charge Reinstated

                  If any claim is made by any person that any moneys applied in payment or satisfaction of the Secured Moneys must be repaid or refunded under any law (including, without limit, any law relating to preferences, bankruptcy, insolvency or the winding up of bodies corporate) and the Charge has already been discharged, the Issuing Trustee shall, at the Issuing Trustee's expense, promptly do, execute and deliver, and cause any relevant person to do, execute and deliver, all such acts and instruments as the Security Trustee may require to reinstate this Charge and this clause shall survive the discharge of the Charge unless the Security Trustee agrees otherwise in writing.

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21       Amendment

         21.1     Amendment by Security Trustee

                  The Security Trustee, the Note Trustee and the Issuing Trustee may, following the giving of at least 5 Banking Days' notice to each Designated Rating Agency, and with the written approval of the Manager and subject to clause 16.3, (and, if the proposed alteration, addition or modification is or is likely to be prejudicial to their interests) the Noteholder Secured Creditors by way of supplemental deed alter, add to or modify this Deed (including this clause 21) so long as such alteration, addition or modification is:

                  (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

                  (b) in the opinion of the Security Trustee necessary to comply with the provisions of any Statute or regulation or with the requirements of any Governmental Authority;

                  (c) in the opinion of the Security Trustee appropriate or expedient as a consequence of an amendment to any Statute or regulation or altered requirements of any Government Agency (including, without limitation, an alteration, addition or modification which is in the opinion of the Security Trustee appropriate or expedient as a consequence of the enactment of a Statute or regulation or an amendment to any Statute or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Securitisation Fund);

                  (d) in the opinion of the Security Trustee neither prejudicial nor likely to be prejudicial to the interests of the Secured Creditors as a whole or any class of Secured Creditors; or

                  (e) such that it does not adversely affect the rating of the Notes by each Designated Rating Agency in respect of the Securitisation Fund and the Notes.

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                                   Security Trust Deed - SMHL Global Fund No. 9

         21.2     Amendment with Consent

                  Where in the opinion of the Security Trustee a proposed alteration, addition or modification to this Deed, save and except an alteration, addition or modification referred to in clause 21.1, is prejudicial or likely to be prejudicial to the interests of Secured Creditors as a whole or any class of Secured Creditors, the Security Trustee and the Trustee may make such alteration, addition or modification if sanctioned by an Extraordinary Resolution of the Voting Secured Creditors or relevant class of Secured Creditors (as the case requires).

         21.3     Distribution of Amendments

                  The Manager shall distribute to all Secured Creditors and each Designated Rating Agency a copy of any amendment made pursuant to clause 21.1 or 21.2 as soon as reasonably practicable after the amendment has been made.

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22       Expenses, Stamp Duties and Registration

         22.1     Expenses

                  The Issuing Trustee shall on demand reimburse the Security Trustee and the Note Trustee for and keep the Security Trustee and the Note Trustee indemnified against all expenses including legal costs and disbursements (on a solicitor/own client basis) incurred by the Security Trustee and the Note Trustee in connection with:

                  (a) the preparation and execution of this Deed and any subsequent consent, agreement, approval or waiver hereunder or amendment hereto;

                  (b) the exercise, enforcement, preservation or attempted exercise enforcement or preservation of any rights under this Deed including without limitation any expenses incurred in the evaluation of any matter of material concern to the Security Trustee;

                  (c) any enquiry by a Government Agency concerning the Issuing Trustee or the Charged Property or a transaction or activity the subject of the Secured Documents; and

                  (d) the compliance by each of the Security Trustee and the Note Trustee with its obligations under clause 25.21.

         22.2     Stamp Duties

                  (a) Except to the extent contemplated by clause 3.4 of the Note Trust Deed, the Issuing Trustee shall pay (and reimburse each Secured Creditor for any such amounts paid by it) all stamp, loan, transaction, registration and similar Taxes including fines and penalties, financial institutions duty and federal debits tax which may be payable to or required to be paid by any appropriate authority or determined to be payable in connection with the execution, delivery, performance or enforcement of this Deed or any payment, receipt or other transaction contemplated herein.

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (b) The Issuing Trustee shall indemnify the Security Trustee and the Note Trustee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Issuing Trustee to pay such Taxes.

         22.3     Registration

                  The Issuing Trustee shall at its own expense ensure that this Deed is registered to the extent and within such time limits as may be prescribed by law so as to ensure the full efficacy of this Deed as a security to the Security Trustee in all jurisdictions in which any part of the Charged Property may now or at any time during the continuance of this Deed be located, in which the Issuing Trustee may carry on any business or in which the Issuing Trustee is or may become resident or registered.

         22.4     Goods and services tax in relation to the Security
                           Trustee

                  (a) The fees payable to the Security Trustee referred to in clause 13.1 are exclusive of GST.

                  (b) In relation to any supply by the Security Trustee under this deed, the fee payable will be adjusted:

                       (1) by the net increase or decrease in the costs to the Security Trustee of making the supply arising from the New Tax System Changes (including any GST payable on the supply); and

                       (2) to take into account any changes in the rate of GST payable pursuant to the A New Tax System (Goods and Services Tax Imposition - General) Act 1999.

                       The Security Trustee may not exercise its rights under this clause 22.4(b) unless it has received a confirmation from each Designated Rating Agency (if any) confirming the rating given by it in respect of the Notes. Such confirmation may be given prior to the issue of the Notes but no subsequent adjustment may be made until a further confirmation has been obtained.

                  (c) If the Security Trustee is entitled under this deed to be reimbursed or indemnified by any other party for a liability, loss cost or expense incurred in connection with this deed, the reimbursement or indemnity payment must not include any GST component of the cost or expense for which an input tax credit may be properly claimed by the party entitled to be reimbursed or indemnified, or by its representative member.

                  (d) For the purposes of this clause New Tax System Changes means:

                       (1) the amendment of the Sales Tax (Exemption and Classifications) Act 1992 made by the A New Tax System (Goods and Services Tax Transition) Act 1999;

                       (2) the ending of sales tax, as provided for in the A New Tax System (End of Sales Tax) Act 1999;

                       (3)  the imposition of the GST; and

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                                   Security Trust Deed - SMHL Global Fund No. 9

                       (4)  any other changes (including changes to
                            Commonwealth, State or Territory laws) prescribed by the Trade Practices Regulations for the purposes of the definition of New Tax System Changes in Trade Practices Act 1974.

         22.5     Indemnity

                  Subject to this Deed and without prejudice to any right of indemnity given by law, the Security Trustee, the Manager, the Note Trustee, the Receiver or attorney or other person appointed under this Deed (including, without limitation, any person appointed by the Security Trustee, the Manager, the Note Trustee or the Receiver or any person to whom any duties, powers, trusts, authorities or discretions may be delegated by the Security Trustee, the Manager, the Note Trustee or the Receiver) (appointee) will be indemnified by the Issuing Trustee against all loss, liabilities and expenses reasonably and properly incurred by the Security Trustee, the Manager, the Note Trustee, the Receiver, attorney or appointee (as the case may be) in the execution or purported execution of any duties, powers, trusts, authorities or discretions vested in such persons pursuant to this Deed, including, without limitation, all liabilities and expenses consequent upon any mistake or oversight, error of judgment or want of prudence on the part of such persons and against all actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating to this Deed, unless any of the foregoing is due to actual fraud, negligence or wilful default on the part of the Security Trustee, the Manager, the Note Trustee, the Receiver, attorney or appointee (as the case may be). The Security Trustee may in priority to any payment to the Secured Creditors retain and pay out of any moneys in its hands upon the trusts of this Deed all sums necessary to effect such indemnity including, without limitation, the amount of any such liabilities and expenses, and also any remuneration outstanding to the Security Trustee under clause 13.1.

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23       Governing Law and Jurisdiction

         23.1     Governing Law

                  This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

         23.2     Jurisdiction

                  (a) The Issuing Trustee, the Security Trustee, the Manager and the Secured Creditors each irrevocably submits to and accepts generally and unconditionally the non-exclusive jurisdiction of the Courts and appellate Courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

                  (b) The Issuing Trustee, the Security Trustee, the Manager and the Secured Creditors each irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings and any claim it

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                                   Security Trust Deed - SMHL Global Fund No. 9

                       may now or in the future have that any such action or proceedings have been brought in an inconvenient forum.

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24       Notices

         24.1     Service of Notices

                  Every notice or other communication of any nature whatsoever required to be served given or made under or arising from this Deed:

                  (a)  shall be in writing in order to be valid;

                  (b) shall be deemed to have been duly served, given or made to a person if it is:

                       (1)  in the case of a party to this Deed:

                            (A)    delivered to the address of that party;

                            (B)    posted by prepaid post to such address; or

                            (C) sent by facsimile to the facsimile number of that party; or

                       (2) in the case of a Bondholder: delivered or posted by pre-paid mail to the address of such Bondholder then appearing on the Register;

                  (c) shall be sufficient if executed by the party giving serving or making the same or on its behalf by any attorney, director, secretary other duly authorised officer or solicitor of such party; and

                  (d)  shall be deemed to be given, served or made:

                       (1) (in the case of prepaid registered post within Australia) within 3 Banking Days of posting;

                       (2) (in the case of prepaid international registered post) within 7 Banking Days of posting;

                       (3) (in the case of facsimile) on receipt of a transmission report confirming successful receipt at the conclusion of the transmission; and

                       (4)  (in the case of delivery by hand) on delivery.

         24.2     Addresses

                  The address and facsimile number of each of the Security Trustee, the Note Trustee, the Issuing Trustee and the Manager for the purposes of clause 24.1 shall be as follows until the party concerned notifies in writing all other parties hereto of any variation thereto:

                  Issuing Trustee

                          Address:          Perpetual Limited
                                            Level 12, 123 Pitt Street
                                            Sydney NSW 2000

                          Facsimile No:     (02) 9221 7870

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                                   Security Trust Deed - SMHL Global Fund No. 9

                          Attention:        Head of Debt Markets/Manager -
                                            Securitisation

                  Manager

                          Address: ME Portfolio Management Limited Level 23, 360 Collins Street
                                            Melbourne, VIC, 3000

                          Facsimile No:     (03) 9605 6200

                          Attention:        Manager - Capital Markets

                  Security Trustee

                          Address: Perpetual Trustee Company Limited Level 12, 123 Pitt Street
                                            Sydney, NSW 2000

                          Facsimile No:     (02) 9221 0920

                          Attention:        Head of Debt Markets/Manager -
                                            Securitisation

                  Note Trustee

                          Address:          The Bank of New York
                                            101 Barclay Street
                                            Floor 21 West, New York, NY
                                            United States of America

                          Facsimile No:     (0011) 1 212 815 5915

                          Attention:        Global Structured Finance

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25       Miscellaneous

         25.1     Assignments

                  Subject to clause 15, neither the Issuing Trustee nor the Security Trustee shall assign any of its rights or obligations hereunder without the prior written consent of the Manager, the Note Trustee and each Designated Rating Agency.

         25.2     Certificate of Security Trustee

                  A certificate in writing signed by an officer of the Security Trustee certifying the amount payable by the Issuing Trustee to the Security Trustee or to the Secured Creditors or stating any other act, matter or thing relating to this Deed shall be conclusive and binding on the Issuing Trustee in the absence of manifest error on the face of the certificate.

         25.3     Continuing Obligation

                  This Deed shall be a continuing obligation notwithstanding any settlement of account intervening payment express or implied revocation or any other matter or thing whatsoever until a final discharge thereof has been given to the Issuing Trustee.

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                                   Security Trust Deed - SMHL Global Fund No. 9

         25.4     Settlement Conditional

                  Any settlement or discharge between the Issuing Trustee and the Security Trustee shall be conditional upon any security or payment given or made to the Security Trustee by the Issuing Trustee or any other person in relation to the Secured Documents or the Secured Moneys not being avoided repaid or reduced by virtue of any provision or enactment relating to bankruptcy insolvency or liquidation for the time being in force and, in the event of any such security or payment being so avoided repaid or reduced the Security Trustee shall be entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Issuing Trustee subsequently as if such settlement or discharge had not occurred.

         25.5     No Merger

                  Neither this Deed nor any of the Security Trustee's or the Receiver's powers shall merge or prejudicially affect nor be merged in or prejudicially affected by and the Issuing Trustee's obligations hereunder shall not in any way be abrogated or released by any other security any judgment or order any contract any cause of action or remedy or any other matter or thing now or hereafter existing in respect of the Secured Moneys.

         25.6     Interest on Judgment

                  If a liability under this Deed (other than a liability for negligence, fraud or wilful default of the Issuing Trustee under the Secured Documents) becomes merged in a judgment or order then the Issuing Trustee as an independent obligation shall pay interest to the Security Trustee on the amount of that liability at a rate being the higher of the rate payable pursuant to the judgment or order and the highest rate payable on the Secured Moneys from the date it becomes payable until it is paid.

         25.7     No Postponement

                  The Security Trustee's rights under this Deed shall not be discharged, postponed or in any way prejudiced by any subsequent Encumbrance nor by the operation of the rules known as the rule in Hopkinson v Rolt or the rule in Claytons Case.

         25.8     Severability of Provisions

                  Any provision of this Deed which is illegal void or unenforceable shall be ineffective to the extent only of such illegality voidness or unenforceability without invalidating the remaining provisions hereof.

         25.9     Remedies Cumulative

                  The rights and remedies conferred by this Deed upon the Security Trustee and the Receiver are cumulative and in addition to all other rights or remedies available to the Security Trustee or the Receiver by Statute or by general law.

         25.10    Waiver

                  A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right remedy power or privilege hereunder by the Security Trustee shall not in any way preclude or operate as a waiver of any

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  further exercise or enforcement thereof or the exercise or enforcement of any other right remedy power or privilege hereunder or provided by law.

         25.11    Consents and Approvals

                  Where any act matter or thing hereunder depends on the consent or approval of the Security Trustee then unless expressly provided otherwise herein such consent or approval may be given or withheld in the absolute and unfettered discretion of the Security Trustee and may be given subject to such conditions as the Security Trustee thinks fit in its absolute and unfettered discretion.

         25.12    Written Waiver, Consent and Approval

                  Any waiver consent or approval given by the Security Trustee under this Deed shall only be effective and shall only bind the Security Trustee if it is given in writing or given verbally and subsequently confirmed in writing and executed by the Security Trustee or on its behalf by an officer for the time being of the Security Trustee.

         25.13    Time of Essence

                  Time is of the essence in respect of the Issuing Trustee's obligations hereunder.

         25.14    Moratorium Legislation

                  To the fullest extent permitted by law, the provisions of all Statutes operating directly or indirectly:

                  (a) to lessen or otherwise to vary or affect in favour of the Issuing Trustee any obligation under this Deed; or

                  (b) to delay or otherwise prevent or prejudicially affect the exercise of any powers conferred on the Security Trustee or the Receiver under this Deed,

                  are hereby expressly waived negatived and excluded.

         25.15    Debit Accounts

                  The Issuing Trustee authorises the Security Trustee at any time after the Charge becomes enforceable pursuant to the provisions of this Deed, to apply without prior notice any credit balance whether or not then due to which the Issuing Trustee is at any time entitled on any account at any office of the Security Trustee in or towards satisfaction of any sum then due and unpaid from the Issuing Trustee to the Security Trustee under this Deed or on any other account whatsoever and the Issuing Trustee further authorises the Security Trustee without prior notice to set-off any amount owing whether present or future actual contingent or prospective and on any account whatsoever by the Security Trustee to the Issuing Trustee against any of the Secured Moneys. The Security Trustee shall not be obliged to exercise any of its rights under this clause, which shall be without prejudice and in addition to any right of set-off combination of accounts lien or other right to which it is at any time otherwise entitled whether by operation of law contract or otherwise.

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                                   Security Trust Deed - SMHL Global Fund No. 9

         25.16    Binding on Each Signatory

                  This Deed shall bind each of the signatories hereto notwithstanding that any one or more of the named parties hereto does not execute this Deed, that there is any invalidity forgery or irregularity touching any execution hereof or that this Deed is or becomes unenforceable void or voidable against any such named party.

         25.17    Counterparts

                  This Deed may be executed in a number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

         25.18    Certificate of amount of Secured Moneys etc

                  A certificate signed by a director, secretary or manager of the Security Trustee will be sufficient evidence against the Issuing Trustee and the Secured Creditors, in the absence of manifest error or proof to the contrary:

                  (a) as to the amount of the Secured Moneys stated in the certificate;

                  (b) that a person specified in that certificate is a Secured Creditor;

                  (c) that a document specified in the certificate is a Secured Document; and

                  (d) that the Security Trustee is of the opinion stated in the certificate.

         25.19    Attorneys

                  Each of the attorneys executing this Deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

         25.20    Know Your Customer

                  Subject to any confidentiality, privacy or general trust law obligations owed by the Note Trustee or the Issuing Trustee to Bondholders and any applicable confidentiality or privacy laws, except to the extent those obligations or laws are overridden by applicable anti-money laundering or counter-terrorism financing laws, each party hereto (the Information Provider) agrees to provide any information and documents reasonably required by another party hereto (the Information Receiver) for the Information Receiver to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. The Information Receiver may, to the extent required by law, decline to perform its affected obligations under the Transaction Documents to which it is a party. Any Information Receiver receiving information and documents pursuant to this clause 25.20 agrees to utilize such information and documents solely for the purpose of complying with applicable anti-money laundering or counter-terrorism financing laws.

         25.21    Compliance with Regulation AB

                  In relation to compliance with Regulation AB:

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                                   Security Trust Deed - SMHL Global Fund No. 9

                  (a) each party to this deed acknowledges and agrees that the purpose of this clause 25.21 is to facilitate compliance by such party in relation to the Securitisation Fund with the provisions of Regulation AB and related rules and regulations of the Commission to the extent applicable to such party;

                  (b) the Manager shall not exercise its right to request delivery of information or other performance under these provisions other than as required to comply with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder, including Regulation AB, with respect to the Securitisation Fund. The Manager shall not request the delivery of information or other performance under this clause
                       25.21 unless the Manager is required under the Exchange Act to file an annual report on Form 10-K with respect to the Securitisation Fund. The Manager and each other party to this Deed acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Manager in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB; provided that, to the extent the Manager and such party do not agree with respect to an interpretation of Regulation AB, the Manager and such party shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the Manager and such party, addressed to the Manager and such party, stating the opinion of such counsel with respect to the interpretation of the relevant provision(s) of Regulation AB; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the Manager and such party. In relation to the Securitisation Fund, each party to this Deed shall cooperate fully with the Manager to deliver to the Manager (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information within the control of such party or for which such party is responsible necessary in the good faith determination of the Manager to permit the Manager to comply with the provisions of Regulation AB, together with such disclosures relating to the Manager, such party, any Subcontractor of such party, the Loans, the servicing of the Loans or any other servicing activities within the meaning of Item 1122 of Regulation AB, reasonably believed by the Manager to be necessary in order to effect such compliance;

                  (c) the Manager (including any of its assignees or designees) shall cooperate with each other party to this Deed by providing timely notice of requests for information under these provisions following the Manager becoming aware that it is required under the Exchange Act to file an annual report on Form 10-K in any year and by reasonably limiting such requests to information required, in the Manager's reasonable judgment, to comply with Regulation AB;

                  (d) each party to this Deed acknowledges and agrees that, to the extent the Manager reasonably determines, upon consultation with, and to the extent

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                                   Security Trust Deed - SMHL Global Fund No. 9

                       agreed with, such party, that such party is "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB, such party will comply with the applicable requirements contained in clause 25.21(e) -
                       (j); provided that, to the extent the Manager and such party do not agree whether such party is "participating in the servicing function" with respect to one or more Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund, the Manager and such party shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the Manager and such party, addressed to the Manager and such party, stating whether, in the opinion of such counsel, such party is "participating in the servicing function" with respect to such Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the Manager and such party;

                  (e) on or before September 1 of each calendar year, commencing in 2007, such party shall upon the reasonable request of the Manager:

                       (1) deliver to the Manager a report (in form and substance reasonably satisfactory to the Manager) regarding such party's assessment of compliance with the Servicing Criteria during the immediately preceding financial year ended June 30, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Manager and signed by an authorized officer of such party, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Schedule 2 hereto and addressing, at a minimum, the criteria identified in Schedule 2 hereto as "Applicable Servicing Criteria", but only with respect to such of the Servicing Criteria that such party performs;

                       (2) deliver to the Manager a report of a registered public accounting firm reasonably acceptable to the Manager that attests to, and reports on, the assessment of compliance made by such party and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                       (3) cause each Subcontractor of such party (if any) determined by the such party pursuant to clause 25.21(f) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Manager an assessment of compliance and accountants' attestation as and when provided in clause 25.21(e)(1) and (2), but only with respect to such of the Servicing Criteria that such Subcontractor of such party performs;

                       An assessment of compliance provided by a Subcontractor of such party pursuant to clause 25.21(e)(3) need not address any elements of the Servicing Criteria other than those specified by such party pursuant to clause

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                                   Security Trust Deed - SMHL Global Fund No. 9

                       25.21(f), and need only address such of the Servicing Criteria that such Subcontractor performs;

                  (f)  in relation to the use of Subcontractors:

                       (1) such party shall promptly upon the reasonable request of the Manager provide to the Manager (or any designee of the Manager) a written description (in form and substance satisfactory to the Manager) of the role and function of each Subcontractor utilized by such party, specifying:

                            (A) the identity of each such
                                            Subcontractor;

                            (B) which (if any) of such Subcontractors are
                                "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; and

                            (C) which elements of the Servicing Criteria will
                                be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause 25.21(f)(1)(B);

                       (2) as a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, (i) such party shall cause any such Subcontractor used by such party for the benefit of the Manager to comply with the provisions of clauses 25.21(e) - (j), 25.22 and
                            25.23 of this Deed to the same extent as if such Subcontractor were such party (provided that in the case of a Subcontractor of the Issuing Trustee or the Security Trustee, the obligations of such Subcontractor under clause 25.21(h) will be owed directly to the Manager and the Issuing Trustee or the Security Trustee, as the case may be, will do all things reasonably necessary to cause the Subcontractor to owe such obligations directly to the Manager) and (ii) in the case of the Issuing Trustee and the Security Trustee, such party shall obtain the written consent of the Manager (which is not to be unreasonably withheld or delayed) to the utilization of such Subcontractor. Such party shall be responsible for obtaining from each Subcontractor and delivering to the Manager any assessment of compliance and attestation required to be delivered by such Subcontractor under clause 25.21(e) - (j), in each case as and when required to be delivered;

                  (g) the Note Trustee represents, warrants and agrees that each report required pursuant to clauses 25.21(e)(1) and 25.21(e)(3) to be provided by the Note Trustee or any Subcontractor of the Note Trustee will be accurate in all material respects and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading

                  (h) each of the Issuing Trustee and the Security Trustee shall indemnify the Manager, and shall hold the Manager harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and

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                                   Security Trust Deed - SMHL Global Fund No. 9


                       related costs, judgments, and any other costs, fees and expenses that it sustains directly as a result of:

                       (1) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this clause 25.21 by or on behalf of such party, or provided under this clause 25.21 by or on behalf of any Subcontractor of such party (with respect to such party, collectively, the "Company Information"); provided that in the case of any untrue statement of a material fact contained or alleged to be contained in the accountant's letter, each of the Issuing Trustee and the Security Trustee will indemnify and hold harmless the Manager only to the extent of the sum that the Issuing Trustee or the Security Trustee, respectively, recovers from the accounting firm providing such accountant's letter (which recovery the Issuing Trustee and the Security Trustee (as the case may be) must if the Issuing Trustee or the Security Trustee (as the case may be) in good faith determines the Issuing Trustee or the Security Trustee (as the case may be) is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that neither the Issuing Trustee nor the Security Trustee will indemnify or hold harmless the Manager to the extent that the untrue statement of a material fact contained or alleged to be contained in the Company Information relates to information provided to the Issuing Trustee or the Security Trustee, respectively, by the Manager or any other party to enable such party to complete its duties under the Transaction Documents; or

                       (2) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that this clause 25.21(h)(2) shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information; provided, further, that in the case of the omission or alleged omission to state in an accountant's letter a material fact required to be stated in the accountant's letter or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, each of the Issuing Trustee and the Security Trustee will indemnify and hold harmless the Manager only to the extent of the sum that the Issuing Trustee or the Security Trustee, respectively, recovers from the accounting firm providing such accountant's letter (which recovery the Issuing Trustee and the Security Trustee (as the case may be) must if the Issuing Trustee or the Security Trustee (as the case may be) in good faith determines the Issuing Trustee or the Security Trustee (as the case may be) is


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                                   Security Trust Deed - SMHL Global Fund No. 9


                            entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that neither the Issuing Trustee nor the Security Trustee will indemnify or hold harmless the Manager to the extent that the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, relates to information provided to the Issuing Trustee or the Security Trustee, respectively, by the Manager or any other party to enable such party to complete its duties under the Transaction Documents; or

                       (3) any failure by such party or any Subcontractor of such party to deliver any information, report, certification, accountants' letter or other material when and as required under this clause 25.21, including any failure by such party to disclose any non-compliance with any of the Servicing Criteria in a certification or to identify pursuant to clause 25.21(f) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. In the case of any failure of performance described in clause 25.21(h)(3), such party shall promptly reimburse the Manager, for all costs reasonably incurred by the Manager in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by such party or any Subcontractor of such party;

                  (i) any failure by such party or any Subcontractor of such party to:

                       (1) deliver any information, report, certification, accountants' letter or other material when and as required under this clause 25.21, shall, except as provided in clause 25.21(2), immediately and automatically, without notice or grace period, entitle the Manager, in its sole discretion:

                            (A) to remove such party or direct such party to
                                remove the Subcontractor of such party from the performance of any activities which the Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                            (B) to replace such party with respect to such
                                activities, each at the expense of such party, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to such party; provided that to the extent that any provision of the Transaction Documents expressly provides for the survival of certain rights or obligations following termination of such party, such provision shall be given effect;

                       (2) deliver any information, report, certification or accountants' letter when and as required under clause 25.21(e) - (j) or (except as


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                                   Security Trust Deed - SMHL Global Fund No. 9



                            provided below) any failure by such party to identify pursuant to clause 25.21(f) any Subcontractor of such party "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered, shall entitle the Manager, in its sole discretion:

                            (A) to remove such party or Subcontractor of such
                                party from the performance of any activities which the Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                            (B) to replace such party with respect to such
                                activities, in the case of the Issuing
                                Trustee, the Security Trustee or any
                                Subcontractor of either such party, at the expense of such party, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to such party;

                            provided that to the extent that any provision of the Transaction Documents expressly provides for the survival of certain rights or obligations following termination of such party, such provision shall be given effect; and

                  (j) each of the Issuing Trustee and the Security Trustee shall promptly reimburse the Manager (or any designee of the Manager), for all reasonable expenses incurred by the Manager (or such designee), as such are incurred, in connection with the termination of such party and the transfer of servicing activities within the meaning of Item 1122 of Regulation AB to a successor. The provisions of this clause 25.21(j) shall not limit whatever rights the Manager may have under other provisions of the Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

         25.22    Direction of claims by the Manager

                  (a) If the Issuing Trustee or the Security Trustee (for the purposes of this clause 25.22, each a Relevant Claimant) is entitled to recover from the accounting firm providing the accountant's letter referred to in clause 25.21(h) by any action, proceeding, claim or demand ((for the purpose of this clause 25.22, a Claim), the Relevant Claimant must if the Issuing Trustee or the Security Trustee in good faith determines that it is entitled to do so after taking professional advice pursue such Claim and must promptly notify the Manager in writing of such Claim.

                  (b) Upon notice to the Manager of any such Claim under clause 25.22(a), the Manager will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Relevant Claimant but approved by the Manager subject to the payment by the Relevant Claimant of all fees and expenses).


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                  (c)  If the Relevant Claimant receives notice from the
                       Manager of its election to direct the Claim and the Manager approves the legal advisers selected by the Relevant Claimant for the purposes of that Claim, the Relevant Claimant will not be liable to the Manager under this clause 25.22 for any fees or expenses subsequently incurred by the Manager in connection with the Claim unless the Relevant Claimant does not employ legal advisers approved by or on behalf of the Manager to represent the Manager within a reasonable time after notice of the Claim.

         25.23    Direction of defence of claims

                  (a) If any action, proceeding, claim or demand brought against the Manager in connection with (i) any untrue statement of a material fact contained or alleged to be contained in the Company Information referred to in clause 25.21(h) or (ii) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (for the purpose of this clause 25.23, a Claim), the Issuing Trustee and the Security Trustee (for the purpose of this clause 25.23, each a Relevant Defendant) will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Relevant Defendant but approved by the Manager subject to the payment by the Relevant Defendant of all fees and expenses).

                  (b) If the Relevant Defendant notifies the Manager in writing of its election to direct the defence of a Claim brought against the Relevant Defendant and the Manager approves the legal advisers selected by the Relevant Defendant for the purposes of the defence of that Claim, the Relevant Defendant will not be liable to the Manager under this clause 25.23 for any fees or expenses subsequently incurred by the Manager in connection with the Claim against the Relevant Defendant unless the Relevant Defendant does not employ legal advisers approved by or on behalf of the Manager to represent the Relevant Defendant within a reasonable time after notice of the Claim.

                  (c) If any Claim brought against a Relevant Defendant is settled with respect to the Relevant Defendant with the consent of the Manager or if there is a final judgement against the Relevant Defendant in relation to it, the Relevant Defendant agrees to indemnify and hold harmless the Manager from and against any loss or liability by reason of such settlement or judgement (other than any fees and expenses incurred in circumstances where the Relevant Defendant is not liable for them under clause 25.23(b), or any fees and expenses incurred in connection with any Claim brought against a Relevant Defendant that is settled with respect to the Relevant Defendant or compromised by the Relevant Defendant without the consent of the Manager (unless the Manager has unreasonably withheld its consent)).


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--------------------------------------------------------------------------------
26       Trustees' liability

         26.1     Limitation on Issuing Trustee's liability

                  (a) Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Issuing Trustee and the Manager under this deed.

                  (b) The Issuing Trustee enters into the Transaction Documents and issues the Notes in its capacity as trustee of the Securitisation Fund and in no other capacity (except where the Transaction Documents provide otherwise). Subject to clause 26.1(d) below, a liability arising under or in connection with the Notes, the Transaction Documents or the Securitisation Fund is limited to and can be enforced against the Issuing Trustee only to the extent to which it can be satisfied out of the assets and property of the Securitisation Fund which are available to satisfy the right of the Issuing Trustee to be exonerated or indemnified for the liability. This limitation of the Issuing Trustee's liability applies despite any other provision of the Transaction Documents (other than clause 12.1 of the Note Trust Deed) and extends to all liabilities and obligations of the Issuing Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the Notes, the Transaction Documents or the Securitisation Fund.

                  (c) Subject to clause 26.1(d) below, no person (including any Relevant Party) may take action against the Issuing Trustee in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except in relation to property of the Securitisation Fund), or a liquidator, an administrator or any similar person to the Issuing Trustee or prove in any liquidation, administration or arrangement of or affecting the Issuing Trustee except in relation to the assets of the Securitisation Fund.

                  (d) The provisions of this clause 26.1 shall not apply to any obligation or liability of the Issuing Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuing Trustee's indemnification or exoneration out of the assets of the Securitisation Fund, as a result of the Issuing Trustee's fraud, negligence or wilful default.

                  (e) It is acknowledged that the Relevant Parties are responsible under this deed or the other Transaction Documents for performing a variety of obligations relating to the Securitisation Fund. No act or omission of the Issuing Trustee (including any related failure to satisfy its obligations under this Deed) will be considered fraud, negligence or wilful default of the Issuing Trustee for the purpose of clause 26.1(d) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who has been delegated or appointed by the Issuing Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of a Relevant Party or any other person.

                  (f) No attorney, agent, delegate, receiver or receiver and manager appointed in accordance with this deed or any other Transaction Documents has


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                                   Security Trust Deed - SMHL Global Fund No. 9


                       authority to act on behalf of the Issuing Trustee in a way which exposes the Issuing Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuing Trustee for the purposes of clause 26.1(d).

                  (g) The Issuing Trustee is not obliged to do or refrain from doing anything under this Deed (including incur any liability) unless the Issuing Trustee's liability is limited in the same manner as set out in paragraphs
                       (b) to (f) of this clause 26.1.

                  (h) For the purposes of this clause 26.1, "Relevant Parties" means each party to a Transaction Document other than the Issuing Trustee.

         26.2     Limitation on Security Trustee's liability

                  Notwithstanding any other provision of this Deed, the Security Trustee will have no liability under or in connection with this Deed or any other Secured Document other than to the extent to which the liability is able to be satisfied out of the property from which the Security Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Security Trustee to the extent that it is not satisfied because, under this Deed or by operation of law, there is a reduction in the extent of the Security Trustee's indemnification as a result of the Security Trustee's fraud, negligence or wilful default. Nothing in this clause or any similar provision in any other Secured Document limits or adversely affects the powers of the Security Trustee, any Receiver or attorney in respect of the Charge or the Charged Property.

         26.3     Rights against Charged Property Preserved

                  The Charged Property shall secure to the Security Trustee, and the Security Trustee shall have recourse to the Charged Property for, all of the liabilities of the Issuing Trustee to the Secured Creditors under the Secured Documents notwithstanding that at general law, under statute or under the Master Trust Deed the Issuing Trustee shall not have properly incurred such liability as Issuing Trustee or not have a right of indemnity in relation thereto from the Charged Property or has failed to execute that degree of care, diligence and prudence required of a trustee (including, without limiting the generality of the foregoing any fraud, negligence or breach of trust).

         26.4     Waiver of Personal Liability

                  Except in the case of fraud, negligence or wilful default on the part of the Issuing Trustee in its capacity as Issuing Trustee each of the Manager and Security Trustee severally waives its rights and releases the Issuing Trustee from any personal liability whatsoever, for any loss or damage whatsoever in any way arising in respect of:

                  (a)  the Secured Moneys; or

                  (b)  this Deed

                  which cannot be paid or satisfied out of the Charged
                  Property.



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         26.5     Restricted remedies

                  Except as provided in clauses 26.1(d) and 26.2, the Security Trustee shall not, in respect of this Deed:

                  (a) (judgment) obtain a judgment for the payment of money or damages by the Issuing Trustee;

                  (b) (statutory demand) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Issuing Trustee;

                  (c) (winding up) apply for the winding up or dissolution of the Issuing Trustee;

                  (d) (execution) levy or enforce any distress or other execution to, on, or against any assets of the Issuing Trustee;

                  (e) (court appointed receiver) apply for the appointment by a court of a receiver to any of the assets of the Issuing Trustee;

                  (f) (set-off or counterclaim) exercise or seek to exercise any set-off or counterclaim against the Issuing Trustee; or

                  (g) (administrator) appoint, or agree to the appointment, of any administrator to the Issuing Trustee,

                  or take proceedings for any of the above and the Security Trustee waives its rights to make those applications and take those proceedings.

                  A reference to the Issuing Trustee in this clause 26.5 is to the Issuing Trustee in its personal capacity and not as trustee of the Securitisation Fund.

         26.6     Wilful Default of the Issuing Trustee

                  For the purposes of this Deed the expression "wilful default":

                  (a) in relation to the Issuing Trustee, means a wilful default of this Deed by the Issuing Trustee

                       (1)  other than a default which:

                            (A) arises out of a breach of a Transaction
                                Document by a person other than the Issuing
                                Trustee or any person referred to in paragraph 26.6(b) in relation to the Issuing Trustee;

                            (B) arises because some other act or omission is a
                                precondition to the relevant act or omission of the Issuing Trustee, and that other act or omission does not occur;

                            (C) is in accordance with a lawful court order or
                                direction or is required by law; or

                            (D) is in accordance with an instruction or
                                direction given to it by any person in
                                circumstances where that person is authorised to do so by any Transaction Document; and

                       (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of


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                                   Security Trust Deed - SMHL Global Fund No. 9


                            indemnity for its costs and expenses (if any) in complying with this Deed from the Fund.

                  (b) A reference to the "fraud", "negligence" or "wilful default" of the Issuing Trustee means the fraud, negligence or wilful default of the Issuing Trustee and of its officers or employees, but not of its agents or delegates, unless the Issuing Trustee is liable for the acts or omissions of such other person under the terms of this Deed.

         26.7     Wilful default of the Security Trustee

                  For the purposes of this Deed the expression "wilful default":

                  (a) in relation to the Security Trustee, means a wilful default of this Deed by the Security Trustee

                       (1)  other than a default which:

                            (A) arises out of a breach of a Transaction
                                Document by a person other than the Security
                                Trustee or any person referred to in paragraph 26.7(b) in relation to the Security Trustee;

                            (B) arises because some other act or omission is a
                                precondition to the relevant act or omission of the Security Trustee, and that other act or omission does not occur;

                            (C) is in accordance with a lawful court order or
                                direction or is required by law; or

                            (D) is in accordance with an instruction or
                                direction given to it by any person in
                                circumstances where that person is authorised to do so by any Transaction Document; and

                       (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this Deed from the Fund.

                  (b) A reference to the "fraud", "negligence" or "wilful default" of the Security Trustee means the fraud, negligence or wilful default of the Security Trustee and of its officers or employees, but not of its agents or delegates, unless the Security Trustee is liable for the acts or omissions of such other person under the terms of this Deed.

         26.8     Wilful default of the Note Trustee

                  For the purposes of this Deed the expression "wilful default":

                  (a) in relation to the Note Trustee, means a wilful default of this Deed by the Note Trustee

                       (1)  other than a default which:

                            (A) arises out of a breach of a Transaction
                                Document by a person other than the Note
                                Trustee or any person referred to in paragraph 26.8(b) in relation to the Note Trustee;


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                            (B) arises because some other act or omission is a
                                precondition to the relevant act or omission of the Note Trustee, and that other act or omission does not occur;

                            (C) is in accordance with a lawful court order or
                                direction or is required by law; or

                            (D) is in accordance with an instruction or
                                direction given to it by any person in
                                circumstances where that person is authorised to do so by any Transaction Document; and

                       (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this Deed from the Fund.

                  (b) A reference to the "fraud", "negligence" or "wilful default" of the Note Trustee means the fraud, negligence or wilful default of the Note Trustee and of its officers or employees, but not of its agents or delegates, unless the Note Trustee is liable for the acts or omissions of such other person under the terms of this Deed.

--------------------------------------------------------------------------------
27       Privacy

                  (a) Each party to this Deed acknowledges that Personal Information may be exchanged between the parties pursuant to the terms of this Deed.

                  (b) If Personal Information is exchanged between the parties, the party which provides the Personal Information must ensure that it obtains such consents, if any, as are required by the Privacy Act 1988 (as amended by the Privacy Amendment (Private Sector) Act 2000 to be obtained by that party in relation to the collection, use or disclosure of the Personal Information.

                  (c) Each party to this Deed undertakes to use its best endeavours to ensure that at all times during the term of this Deed:

                       (1) Personal Information provided to it (the receiving party) by another party (the providing party):

                            (A) unless otherwise required by law, will be used
                                only for the purpose of fulfilling the
                                receiving party's obligations under the
                                Transaction Documents; and

                            (B) except as expressly provided pursuant to the
                                Transaction Documents, will not be disclosed to any third party unless express consent in writing is obtained from the providing party; and

                       (2) in addition to the obligation under clause 27(b) above, it will comply with the Privacy Act 1988 (as amended by the Privacy Amendment (Private Sector) Act 2000 and all applicable regulations, principles, standards, codes of conduct or guidelines concerning the handling of Personal Information under that Act or with any request or direction arising directly from or in connection

--------------------------------------------------------------------------------

                                   Security Trust Deed - SMHL Global Fund No. 9


                            with the proper exercise of the functions of the Privacy Commissioner.

                  (d) In this clause 27 "Personal Information" has the same meaning as in the Privacy Act 1988.

                  (e) Notwithstanding anything else contained in this clause 27, paragraphs 27(a) to 27(c) above do not apply to the Note Trustee, the Principal Paying Agent, the Irish Paying Agent, the Class A3 Irish Paying Agent, the Calculation Agent or the Note Registrar. Each of the Note Trustee, the Principal Paying Agent, the Irish Paying Agent, the Class A3 Irish Paying Agent, the Calculation Agent and the Note Registrar agrees to comply with all privacy legislation applicable to it.




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                                                                         page 73

                                   Security Trust Deed - SMHL Global Fund No. 9




Schedule 1 - Meetings Procedures

--------------------------------------------------------------------------------

1        Definitions and Incorporation of Terms


         (a) In this Schedule, unless the context indicates a contrary intention:

             (1) words and expressions which are defined in clause 1.1 of the above mentioned Security Trust Deed (the "Security Trust Deed") or which are defined by virtue of clause 1.2 of the Security Trust Deed have the same meanings in this Schedule; and

             (2) a "holder" in relation to Secured Moneys shall be construed as meaning a Bondholder (as defined in the Master Trust Deed) in relation to any outstanding Notes.

         (b) The provisions of this Schedule regarding a meeting of the Voting Secured Creditors shall apply, mutatis mutandis, to a meeting of any class of Voting Secured Creditors.

--------------------------------------------------------------------------------

2        Convening of Meetings

         (a) Generally

             (1) Subject to clause 16.3 of the Security Trust Deed the Security Trustee or the Manager at any time may convene a meeting of the Voting Secured Creditors.

             (2) Subject to clause 16.3 of the Security Trust Deed and subject to the Security Trustee being indemnified to its reasonable satisfaction against all costs and expenses occasioned thereby, the Security Trustee shall convene a meeting of the Voting Secured Creditors if requested to do so:

                  (A)   by the Issuing Trustee;

                  (B) in the case of a meeting to consider the initial enforcement of this Deed following the occurrence of an Event of Default where a meeting has not been convened by the Security Trustee in accordance with clause 8.5 of the Security Trust Deed, by Voting Secured Creditors being holders of not less than 10% of the then Secured Moneys calculated and expressed in the A$ Equivalent; and

                  (C) in the case of a meeting following the enforcement of this Deed or a meeting to consider any matter which does not relate to the actual enforcement of this Deed, by Voting Secured Creditors being holders of not less than 10% of the then Secured Moneys calculated and expressed in the A$ Equivalent.

         (b) Time and place


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                                                                         page 74
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                                   Security Trust Deed - SMHL Global Fund No. 9


             (1) Every meeting of Voting Secured Creditors shall be held at such time and place as the Security Trustee approves, provided (subject to sub-paragraph (2)) that any such meeting shall not be held until the Class A Offered Noteholders have determined how to direct the Note Trustee to vote (as the case may be) in the meeting of Voting Secured Creditors.

             (2)  The proviso in sub-paragraph (1) shall not apply if:

                  (A) the meeting of Class A Offered Noteholders called in accordance with the Note Trust Deed for the purposes of sub-paragraph (1) is adjourned more than once; and

                  (B) the Class A Offered Noteholders' determination under sub-paragraph (1) is not made at the meeting or adjourned meeting (as the case may be).

         (c) Conduct

             The Voting Secured Creditors may meet together in person, by telephone, facsimile, electronic media or other means of instantaneous communication provided that each Voting Secured Creditor may communicate with each other Voting Secured Creditor of the Securitisation Fund.

--------------------------------------------------------------------------------

3        Notice of meetings

         (a) Subject to clause 2(b), at least 7 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) shall be given to the Voting Secured Creditors, the Beneficiary and all the Designated Rating Agencies.

         (b) Notwithstanding that a meeting is convened upon shorter notice than as specified in clause 3(a), or a meeting or details of that meeting are not notified, advised or approved in accordance with this Schedule, it shall be deemed to be duly convened if it is so agreed by the Voting Secured Creditors representing a quorum (which quorum must include the Note Trustee or the Class A Offered Noteholders, as the case may be).

         (c) A copy of the notice shall in all cases be given by the party to the Security Trust Deed convening the meeting to the other parties to the Security Trust Deed.

         (d) Notice of a meeting shall be given in the manner provided in the Security Trust Deed.

         (e) Notice of a meeting of Voting Secured Creditors must specify, unless in any particular case the Security Trustee otherwise agrees:

             (1)  the day, time and place of the proposed meeting; and

             (2)  the nature of the resolutions to be proposed.

         (f) The accidental omission to give notice to or the non-receipt of notice by any person entitled to receive it shall not invalidate the proceedings at any meeting.


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
                                   Security Trust Deed - SMHL Global Fund No. 9

--------------------------------------------------------------------------------

4        Chairman

         A person (who need not be a Voting Secured Creditor and who may be a representative of the Security Trustee) nominated in writing by the Security Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for the holding of such meeting the Secured Creditors present shall choose one of their number to be chairman.

--------------------------------------------------------------------------------

5        Quorum

         At any such meeting any two or more persons present in person holding, or being Representatives holding or representing, in the aggregate not less than 51% of the then Secured Moneys calculated and expressed in the A$ Equivalent shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall be persons present holding, or being Representatives holding or representing, in aggregate 67% or more of the then Secured Moneys calculated and expressed in the A$ Equivalent.

--------------------------------------------------------------------------------

6        Adjournment

         (a) If within 15 minutes from the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of Secured Creditors be dissolved. In any other case it shall stand adjourned (unless the Security Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person holding, or being Representatives holding or representing in the aggregate not less than 15% of the then, Secured Moneys calculated and expressed in the A$ Equivalent shall (except for the purpose of passing an Extraordinary Resolution) form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting. The quorum at any such adjourned meeting for passing an Extraordinary Resolution shall be two or more persons present in person holding, or being Representatives holding or representing in the aggregate not less than 20% of the then Secured Moneys calculated and expressed in the A$ Equivalent.

         (b) The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.


--------------------------------------------------------------------------------

                                   Security Trust Deed - SMHL Global Fund No. 9


         (c) At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

--------------------------------------------------------------------------------

7        Voting Procedure

         (a) Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Voting Secured Creditor or as a Representative.

         (b) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Issuing Trustee, the Manager or the Security Trustee or by one or more persons holding, or being Representatives holding or representing, in aggregate not less than 15% of the then Secured Moneys calculated and expressed in the A$ Equivalent, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

         (c) If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as hereinafter provided) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

         (d) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

         (e) Subject to clause (a), at any meeting:

             (1) on a show of hands, every person holding, or being a Representative holding or representing other persons who hold, Secured Moneys shall have one vote except that the Note Trustee shall represent each Class A Offered Noteholder who has directed the Note Trustee to vote on its behalf under the Note Trust Deed; and

             (2) on a poll, every person who is present shall have one vote for each A$100 (but not part thereof) of the Secured Moneys calculated and expressed in the A$ Equivalent that he holds or in respect of which he is a Representative.

             Any person entitled to more than one vote need not use or cast all of the votes to which he is entitled in the same way.


--------------------------------------------------------------------------------

                                   Security Trust Deed - SMHL Global Fund No. 9


         (f) A certificate from the Note Trustee to the Security Trustee that the Note Trustee is entitled to vote on behalf of a Class A Offered Noteholder will be satisfactory evidence to the Security Trustee that the Note Trustee is so entitled to vote.

         For the purpose of determining the amount of Secured Moneys at any time, the Security Trustee may rely on the Accounts of the Issuing Trustee and any information provided by the Auditor of the Issuing Trustee. Clause 25.18 of the Security Trust Deed will apply to any determination of Secured Moneys for the definition of Voting Secured Creditors and this Schedule 1.

--------------------------------------------------------------------------------

8        Right to Attend and Speak

         The Issuing Trustee, the Manager and the Security Trustee (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of Voting Secured Creditors. No person shall otherwise be entitled to attend or vote at any meeting of the Voting Secured Creditors or to join with others in requesting the convening of such a meeting unless he is a Voting Secured Creditor or is a Representative.

--------------------------------------------------------------------------------

9        Appointment of Proxies

         (a) Each appointment of a proxy shall be in writing and, together (if so required by the Security Trustee) with proof satisfactory to the Security Trustee of its due execution, shall be deposited at the registered office of the Security Trustee or at such other place as the Security Trustee shall designate or approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the appointment of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy proof as aforesaid (if applicable) of due execution shall if required by the Security Trustee be produced by the proxy at the meeting or adjourned meeting but the Security Trustee shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any such appointment. The proxy named in any appointment of proxy need not be a Voting Secured Creditor.

         (b) Any vote given in accordance with the terms of an appointment of proxy conforming with clause 9(a) shall be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Voting Secured Creditor's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received by the Security Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.


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                                                                         page 78

                                   Security Trust Deed - SMHL Global Fund No. 9

--------------------------------------------------------------------------------

10       Corporate Representatives

         A person authorised pursuant to sections 250D of the Corporations Act by a Voting Secured Creditor being a body corporate to act for it at any meeting shall, in accordance with his authority until his authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Secured Creditor and shall be entitled to produce evidence of his authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

--------------------------------------------------------------------------------

11       Rights of Representatives

         A Representative shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for the Secured Creditor concerned. The Security Trustee and any officer of the Security Trustee may be appointed a Representative.

--------------------------------------------------------------------------------

12       Extraordinary Resolutions

         (a) A meeting of Voting Secured Creditors shall, without prejudice to any rights or powers conferred on other persons by the Security Trust Deed, have power exercisable by Extraordinary Resolution:

             (1) to direct the Security Trustee in the action that should be taken by it following the occurrence of an Event of Default or the charge or the Security Trust Deed becoming enforceable;

             (2) to sanction any action that the Security Trustee or a Receiver proposes to take to enforce the provisions of the Security Trust Deed;

             (3) to sanction any proposal by the Manager, the Issuing Trustee or the Security Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Secured Creditors against the Issuing Trustee or the Manager whether such rights shall arise under the Security Trust Deed, the Secured Documents or otherwise;

             (4) subject to clause 12(b)(2), to postpone the day when the Secured Moneys or any part thereof become payable and to suspend or postpone for a time the payment of the Secured Moneys or any part thereof;

             (5) to sanction the exchange or substitution of the Secured Moneys for, or the conversion of the Secured Moneys into, Notes or other obligations or securities of the Issuing Trustee or any other body corporate formed or to be formed;


--------------------------------------------------------------------------------

                                   Security Trust Deed - SMHL Global Fund No. 9


             (6) to assent to any modification of the provisions contained in the Security Trust Deed or Notes which shall be proposed by the Issuing Trustee, the Manager or the Security Trustee;

             (7) to assent to any alteration, addition or modification of the Master Trust Deed or the Supplementary Bond Terms Notice which shall be proposed by the Issuing Trustee or the Manager;

             (8) to give any authority, direction, guidance or sanction sought by the Security Trustee from the Voting Secured Creditors;

             (9) to appoint any persons (whether Voting Secured Creditors or not) as a committee or committees to represent the interests of the Voting Secured Creditors and to confer upon such committee or committees any powers or discretions which the Voting Secured Creditors could themselves exercise by Extraordinary Resolution;

             (10) to approve a person proposed to be appointed as a new Security
                  Trustee under the Security Trust Deed and power to remove any Security Trustee for the time being thereof;

             (11) to discharge or exonerate the Security Trustee from any liability in respect of any act or omission for which it may become responsible under the Security Trust Deed;

             (12) to do any other thing which under the Security Trust Deed is required to be given by an Extraordinary Resolution of the Secured Creditors;

             (13) to authorise the Security Trustee or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

             (14) to determine whether the Security Trustee should or should not perform any act and any such Extraordinary Resolution will (where relevant and in accordance with clause 16.3 of the Security Trust Deed) override any decision by the Note Trustee.

         (b) A meeting of Voting Secured Creditors shall not have power in relation to any Secured Creditor (without the consent of each such Secured Creditor) to:

             (1) release any obligation to pay any of the Secured Moneys to that Secured Creditor;

             (2) alter any date upon which any of the Secured Moneys is payable or otherwise do any thing referred to in clause 12(a)(4);

             (3) alter the amount of any payment of any part of the Secured Moneys; or

             (4) alter clause 12.1 of the Security Trust Deed in relation to that Secured Creditor without the consent of that Secured Creditor.


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                                                                         page 80

                                   Security Trust Deed - SMHL Global Fund No. 9

--------------------------------------------------------------------------------

13       Resolution Binding on Voting Secured Creditors

         Subject to clause 12(b), a resolution passed at a meeting of the Voting Secured Creditors duly convened and held in accordance with this
         Schedule 1 shall be binding upon all Voting Secured Creditors whether or not present at such meeting and each of the Voting Secured Creditors and the Issuing Trustee, the Manager and the Security Trustee shall be bound to give effect thereto accordingly.

--------------------------------------------------------------------------------

14       Minutes and Records

         Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in the books to be from time to time provided for that purpose by the Security Trustee and any such minutes as aforesaid if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Voting Secured Creditors shall be conclusive evidence of the matters therein contained and until the contrary is proved provided every such meeting in respect of the proceedings of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

--------------------------------------------------------------------------------

15       Written Resolutions

         Notwithstanding the preceding provisions of this Schedule 1, a resolution of all the Voting Secured Creditors (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which have:

         (a) in the case of a resolution (including an Extraordinary Resolution) of all the Voting Secured Creditors, been signed by all the Voting Secured Creditors; and

         (b) any such instrument shall be effective upon presentation to the Voting Security Trustee for entry in the records referred to in clause 14.

--------------------------------------------------------------------------------

16       Further Procedures for Meetings

         Subject to all other provisions contained in the Security Trust Deed, the Security Trustee may without the consent of the Voting Secured Creditors prescribe such further regulations regarding the holding of meetings of the Voting Secured Creditors and attendance and voting thereat as the Security Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Security Trustee thinks reasonable:

         (a) so as to satisfy itself that persons are in fact Voting Secured Creditors who purport to requisition a meeting or who purport to make any requisition to the Security Trustee in accordance with the Security Trust Deed;


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                                                                         page 81

                                   Security Trust Deed - SMHL Global Fund No. 9


         (b) so as to satisfy itself that persons who purport to attend or vote at any meeting of Voting Secured Creditors are entitled to do so in accordance with this Schedule 1 and the Security Trust Deed; and

         (c) as to the form of appointment of a Representative.




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                                                                         page 82

                                   Security Trust Deed - SMHL Global Fund No. 9


--------------------------------------------------------------------------------
Schedule 2 - Servicing Criteria to be addressed in assessment of compliance
The assessment of compliance to be delivered by the Issuing Trustee or any Subcontractor of the Issuing Trustee under clause 25.21 of this Deed shall address, at a minimum, the criteria identified as below as "Applicable
Servicing Criteria":



          --------------------------------------------------------------------------------------------------- ----------------------
                                                                                                                APPLICABLE
                                                                                                                SERVICING CRITERIA
                 SERVICING CRITERIA
          --------------------------------------------------------------------------------------------------- ----------------------
                 Reference                Criteria
          ----------------------------- --------------------------------------------------------------------- ----------------------
                                          General Servicing Considerations
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(1)(i)            Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(1)(ii)           If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(1)(iii)          Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(1)(iv)           A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                                          agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                                          Cash Collection and Administration
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(2)(i)            Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(2)(ii)           Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(2)(iii)          Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(2)(iv)           The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g.,


--------------------------------------------------------------------------------
                                                                         page 82

                                   Security Trust Deed - SMHL Global Fund No. 9


          --------------------------------------------------------------------------------------------------- ----------------------
                                                                                                                APPLICABLE
                                                                                                                SERVICING CRITERIA
                 SERVICING CRITERIA
          --------------------------------------------------------------------------------------------------- ----------------------
                 Reference                Criteria
          ----------------------------- --------------------------------------------------------------------- ----------------------

                                          with  respect to commingling of cash) as set forth in the
                                          transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(2)(v)            Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                          For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
                                          Rule 13k-1(b)(1) of the Securities Exchange Act.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(2)(vi)           Unissued checks are safeguarded so as to prevent unauthorized access.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(2)(vii)          Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                                          mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and
                                          approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                                          These reconciling items are resolved  within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                                          Investor Remittances and Reporting
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(3)(i)            Reports to investors, including those to be filed with the
                                          Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced
                                          by the Servicer.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(3)(ii)           Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------


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                                                                         page 84

                                   Security Trust Deed - SMHL Global Fund No. 9

          --------------------------------------------------------------------------------------------------- ----------------------
                                                                                                                APPLICABLE
                                                                                                                SERVICING CRITERIA
                 SERVICING CRITERIA
          --------------------------------------------------------------------------------------------------- ----------------------
                 Reference                Criteria
          ----------------------------- --------------------------------------------------------------------- ----------------------

          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(3)(iii)          Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(3)(iv)           Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                                          Pool Asset Administration
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(i)            Collateral or security on mortgage loans is maintained as
                                          required by the transaction agreements or related mortgage loan documents.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(ii)           Mortgage loan and related documents  are safeguarded as required by the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(iii)          Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(iv)           Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records  maintained no more than two business days after receipt, or such other number of
                                          days specified in the transaction agreements, and
                                          allocated to principal, interest or other items (e.g., escrow)
                                          in accordance with the related mortgage loan documents.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(v)            The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(vi)           Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(vii)          Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------


--------------------------------------------------------------------------------
                                                                         page 85

                                   Security Trust Deed - SMHL Global Fund No. 9


          --------------------------------------------------------------------------------------------------- ----------------------
                                                                                                                APPLICABLE
                                                                                                                SERVICING CRITERIA
                 SERVICING CRITERIA
          --------------------------------------------------------------------------------------------------- ----------------------
                 Reference                Criteria
          ----------------------------- --------------------------------------------------------------------- ----------------------

          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(viii)         Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                                          transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in
                                          cases where delinquency is deemed temporary (e.g., illness or unemployment).
          ----------------------------- --------------------------------------------------------------------- ---------------------
                 1122(d)(4)(ix)           Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(x)            Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements;
                                          (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents
                                          and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(xi)           Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments,provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(xii)          Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment
                                          was due to the obligor's error or omission.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(xiii)         Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
                                          agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(xiv)          Delinquencies, charge-offs and uncollectible accounts are
                                          recognized and recorded in accordance with the


--------------------------------------------------------------------------------
                                                                         page 86

                                   Security Trust Deed - SMHL Global Fund No. 9

          --------------------------------------------------------------------------------------------------- ----------------------
                                                                                                                APPLICABLE
                                                                                                                SERVICING CRITERIA
                 SERVICING CRITERIA
          --------------------------------------------------------------------------------------------------- ----------------------
                 Reference                Criteria
          ----------------------------- --------------------------------------------------------------------- ----------------------

                                          transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------
                 1122(d)(4)(xv)           Any external enhancement or other support, identified in Item
                                          1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                                          maintained as set forth in the transaction agreements.
          ----------------------------- --------------------------------------------------------------------- ----------------------

          ----------------------------- --------------------------------------------------------------------- ----------------------


[NAME OF COMPANY] [NAME OF SUBSERVICER]



Date:
         -----------------------------------



By:

Name:
      --------------------------------------



Title:
         -----------------------------------




--------------------------------------------------------------------------------

                                   Security Trust Deed - SMHL Global Fund No. 9



--------------------------------------------------------------------------------
Executed as a deed:

Signed sealed and delivered for
Perpetual Limited
by its attorney in the
presence of:


  /s/ Lachlan Gavin Roots                                               /s/ Caroline Cole
------------------------------------------------                      --------------------------------------------
  Witness                                                               Attorney


  Lachlan Gavin Roots                                                   Caroline Cole
------------------------------------------------                      --------------------------------------------
  Name (please print)                                                   Name (please print)




Signed sealed and delivered for
ME Portfolio Management Limited
by its attorney in the
presence of:


  /s/ Owen Terei                                                        /s/ Lachlan Gavin Roots
------------------------------------------------                      --------------------------------------------
  Witness                                                               Attorney


  Owen Terei                                                            Lachlan Gavin Roots
------------------------------------------------                      --------------------------------------------
  Name (please print)                                                   Name (please print)



Signed sealed and delivered for
Perpetual Trustee Company Limited
by its attorney in the
presence of:


  /s/ Lachlan Gavin Roots                                               /s/ Caroline Cole
------------------------------------------------                      --------------------------------------------
  Witness                                                               Attorney


  Lachlan Gavin Roots                                                   Caroline Cole
------------------------------------------------                      --------------------------------------------
  Name (please print)                                                   Name (please print)


--------------------------------------------------------------------------------

                                   Security Trust Deed - SMHL Global Fund No. 9



Executed for
and on behalf of
The Bank of New York
by its Authorised Officer in the
presence of:

  /s/ Joseph Constantino                                                /s/ Christopher Curti
------------------------------------------------                      --------------------------------------------
  Witness                                                               Authorised Officer


  Joseph Constantino                                                    Christopher Curti
------------------------------------------------                      --------------------------------------------
  Name (please print)                                                   Name (please print)

--------------------------------------------------------------------------------
                                                                         page 89